--------------------------------------------------------------------------------
[BEAR STEARNS LOGO]               April 9, 2004            [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                         ------------------------------

                                  $844,205,000
                                  (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                                  AS DEPOSITOR


                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                        PRINCIPAL COMMERCIAL FUNDING, LLC
                            AS MORTGAGE LOAN SELLERS

                         ------------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

                         ------------------------------

BEAR, STEARNS & CO. INC.                                          MORGAN STANLEY
CO-LEAD BOOKRUNNING MANAGER                          CO-LEAD BOOKRUNNING MANAGER

GOLDMAN, SACHS & CO.                         WELLS FARGO BROKERAGE SERVICES, LLC
CO-MANAGER                                                            CO-MANAGER

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

TRANSACTION FEATURES

o    Sellers:

-----------------------------------------------------------------------------------------------
                                             NO. OF    NO. OF      CUT-OFF DATE      % OF
SELLERS                                      LOANS   PROPERTIES    BALANCE ($)       POOL
-----------------------------------------------------------------------------------------------
 Morgan Stanley Mortgage Capital Inc.         17         17        275,712,894      30.8
 Bear Stearns Commercial Mortgage, Inc.       19         31        225,133,114      25.2
 Wells Fargo Bank, National Association       37         37        213,942,495      23.9
 Principal Commercial Funding, LLC            36         39        179,734,278      20.1
-----------------------------------------------------------------------------------------------
 TOTAL:                                      109         124       894,522,781     100.0
-----------------------------------------------------------------------------------------------

o    Loan Pool:

     o   Average Cut-off Date Balance: $8,206,631

     o   Largest Mortgage Loan by Cut-off Date Balance: $74,500,000

     o Five largest and ten largest loans: 30.6% and 43.8% of pool, respectively

o    Credit Statistics:

     o   Weighted average debt service coverage ratio of 2.12x

     o Weighted average current loan-to-value ratio of 60.9%; weighted average balloon loan-to-value ratio of 51.5%

o   Property Types:


                    Retail                47.9%
                    Office                33.1%
                    Multifamily            8.0%
                    Industrial             5.2%
                    Mixed Use              2.2%
                    Hospitality            1.8%
                    Self Storage           1.8%

o    Call Protection: (as applicable)

     o 60.1% of the pool (66 loans) has a lockout period ranging from 25 to 47 payments from origination, then defeasance provisions.

     o 20.6% of the pool (18 loans) has a lockout period ranging from 12 to 60 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%.

     o 9.7% of the pool (2 loans) has a lockout period ranging from 27 to 28 payments from origination, then defeasance provisions, and after a period ranging from 25 to 33 payments, permit the additional option of prepayment with the greater of yield maintenance and a prepayment premium of 1.0%.

     o 4.9% of the pool (20 loans) has a lockout period ranging from 27 to 35 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%, and also permit defeasance two years following securitization.

     o 4.4% of the pool (2 loans) is freely prepayable with the greater of yield maintenance and a prepayment premium of 1.0%.

     o 0.3% of the pool (1 loan) has a lockout period of 60 payments from origination, then yield maintenance.

o Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying Agent in addition to detailed payment and delinquency information. Information provided by the Paying Agent is expected to be available at www.ctslink.com/cmbs. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the Paying Agent's website.

o Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

o Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


OFFERED CERTIFICATES
--------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       CERTIFICATE
                INITIAL                                                                 EXPECTED FINAL      INITIAL     PRINCIPAL
              CERTIFICATE    SUBORDINATION      RATINGS       AVERAGE      PRINCIPAL     DISTRIBUTION    PASS-THROUGH    TO VALUE
  CLASS       BALANCE(1)         LEVELS      (MOODY'S/S&P)   LIFE(2)(3)   WINDOW(2)(4)      DATE(2)         RATE(5)      RATIO(6)
------------------------------------------------------------------------------------------------------------------------------------
A-1          $104,000,000        12.125%       Aaa / AAA        3.56         1 - 56         1/12/09          [ ]%          53.5%
------------------------------------------------------------------------------------------------------------------------------------
A-2          $118,000,000        12.125%       Aaa / AAA        4.69        56 - 58         3/12/09          [ ]%          53.5%
------------------------------------------------------------------------------------------------------------------------------------
A-3          $122,000,000        12.125%       Aaa / AAA        6.99        58 - 109        6/12/13          [ ]%          53.5%
------------------------------------------------------------------------------------------------------------------------------------
A-4          $442,061,000        12.125%       Aaa / AAA        9.62       109 - 118        3/12/14          [ ]%          53.5%
------------------------------------------------------------------------------------------------------------------------------------
B             $23,482,000         9.500%        Aa2 / AA        9.85       118 - 118        3/12/14          [ ]%          55.1%
------------------------------------------------------------------------------------------------------------------------------------
C              $7,827,000         8.625%       Aa3 / AA-        9.85       118 - 118        3/12/14          [ ]%          55.6%
------------------------------------------------------------------------------------------------------------------------------------
D             $17,890,000         6.625%         A2 / A         9.86       118 - 119        4/12/14          [ ]%          56.8%
------------------------------------------------------------------------------------------------------------------------------------
E              $8,945,000         5.625%        A3 / A-         9.94       119 - 119        4/12/14          [ ]%          57.4%
------------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES (7)
------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                 INITIAL
               CERTIFICATE                                                                                            CERTIFICATE
               BALANCE OR                                                              EXPECTED FINAL     INITIAL      PRINCIPAL
                NOTIONAL      SUBORDINATION     RATINGS      AVERAGE      PRINCIPAL     DISTRIBUTION    PASS-THROUGH    TO VALUE
  CLASS         AMOUNT(1)        LEVELS      (MOODY'S/S&P)  LIFE(2)(3)  WINDOW(2)(4)       DATE(2)        RATE(5)       RATIO(6)
-----------------------------------------------------------------------------------------------------------------------------------
X-1          $894,522,781 (8)        ---       Aaa / AAA        ---          ---             ---       Variable Rate      ---
-----------------------------------------------------------------------------------------------------------------------------------
X-2          $851,525,000 (8)        ---       Aaa / AAA        ---          ---             ---       Variable Rate      ---
-----------------------------------------------------------------------------------------------------------------------------------
F              $10,064,000        4.500%      Baa1 / BBB+     10.76       119 - 140        1/12/16          [ ]%          58.1%
-----------------------------------------------------------------------------------------------------------------------------------
G               $5,591,000        3.875%       Baa2 / BBB     11.73       140 - 141        2/12/16          [ ]%          58.5%
-----------------------------------------------------------------------------------------------------------------------------------
H               $7,827,000        3.000%      Baa3 / BBB-     11.85       141 - 143        4/12/16          [ ]%          59.0%
-----------------------------------------------------------------------------------------------------------------------------------
J - P          $26,835,781           ---           ---          ---          ---              ---           [ ]%          ---
-----------------------------------------------------------------------------------------------------------------------------------

Notes:   (1)   In the case of each such Class, subject to a permitted variance of plus or minus 5%.
         (2)   Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.
         (3)   Average life is expressed in terms of years.
         (4)   Principal window is the period (expressed in terms of months and commencing with the month of June 2004) during which distributions of principal are expected to be made to the holders of each designated Class.
         (5)   The Class A-1, A-2, A-3 and A-4 Certificates will accrue interest at a fixed rate. The Class B, C, D, E, F, G and H Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage which percentage may be zero.
               The Class X-1 and X-2 Certificates will accrue interest at a variable rate. The Class X-1 and X-2 Certificates will be collectively known as the "Class X Certificates."
         (6)   Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and the Certificate Balances of all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio, calculated as described herein. The
               Class A-1, A-2, A-3 and A-4 Certificate Principal to Value Ratio is calculated based upon the aggregate of the Class A-1, A-2, A-3 and A-4 Certificate Balances.
         (7)   Certificates to be offered privately pursuant to Rule 144A.
         (8)   The Class X-1 and Class X-2 Notional Amounts are defined herein and in the Prospectus Supplement.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

I. ISSUE CHARACTERISTICS
------------------------

Issue Type:                       Public: Classes A-1, A-2, A-3, A-4, B, C, D
                                  and E (the "Offered Certificates")

                                  Private (Rule 144A): Classes X-1, X-2, F, G,
                                  H, J, K, L, M, N, O and P

Securities Offered:               $844,205,000 monthly pay, multi-class,
                                  sequential pay commercial mortgage REMIC
                                  Pass-Through Certificates, including eight principal and interest classes (Classes A-1, A-2, A-3, A-4, B, C, D and E)

Sellers: Morgan Stanley Mortgage Capital Inc., Bear Stearns Commercial Mortgage, Inc., Wells Fargo Bank, National Association, and Principal Commercial Funding, LLC.

Co-lead Bookrunning Managers:     Bear, Stearns & Co. Inc. and Morgan Stanley &
                                  Co. Incorporated

Co-Managers:                      Goldman, Sachs & Co. and Wells Fargo Brokerage
                                  Services, LLC

Master Servicer:                  Wells Fargo Bank, National Association

Primary Servicers:                Principal Global Investors, LLC (with respect
                                  to the individual loans sold by Principal
                                  Commercial Funding, LLC); Wells Fargo Bank,
                                  National Association (with respect to the individual loans sold by it, Bear Stearns
                                  Commercial Mortgage, Inc., and Morgan Stanley
                                  Mortgage Capital Inc.).

Special Servicer:                 ARCap Servicing, Inc.

Trustee:                          LaSalle Bank National Association

Paying Agent and Registrar:       Wells Fargo Bank, National Association

Cut-Off Date:                     May 1, 2004. For purposes of the information
                                  contained in this term sheet, scheduled
                                  payments due in May 2004 with respect to mortgage loans not having payment dates on the first of each month have been deemed received on May 1, 2004, not the actual day on which such scheduled payments were due.

Expected Closing Date:            On or about May 5, 2004

Distribution Dates:               The 12th of each month, commencing in June
                                  2004 (or if the 12th is not a business day, the next succeeding business day)

Advancing:                        The Master Servicer is required to advance
                                  delinquent monthly mortgage payments to the extent recoverable. If the Master Servicer determines that a previously made advance is not recoverable, the Master Servicer will reimburse itself from the Certificate Account for the amount of the advance, plus interest.
                                  The reimbursement will be taken first from principal distributable on the Certificates and then interest. The Master Servicer has discretion to defer to later periods any reimbursements that would be taken from interest on the Certificates. Reimbursement for previously made recoverable advances deferred pursuant to a workout will be taken from principal distributable on the
                                  Certificates.

Minimum Denominations:            $25,000 for the Class A-1, A-2, A-3 and A-4
                                  Certificates and $100,000 for all other
                                  Offered Certificates and in multiples of $1 thereafter

Settlement Terms:                 DTC, Euroclear and Clearstream, same day
                                  funds, with accrued interest

Legal/Regulatory Status:          Classes A-1, A-2, A-3, A-4, B, C, D and E are
                                  expected to be eligible for exemptive relief under ERISA. No Class of Certificates is SMMEA eligible.

Risk Factors:                     THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                  NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                  "RISK FACTORS" SECTION OF THE PROSPECTUS
                                  SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                  THE PROSPECTUS

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


II. STRUCTURE CHARACTERISTICS
-----------------------------

The Class A-1, A-2, A-3 and A-4 Certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class B, C, D, E, F, G and H Certificates will each accrue interest at either (i) a fixed rate,
(ii) a fixed rate subject to a cap at the weighted average net mortgage rate or
(iii) a rate equal to the weighted average net mortgage rate less a specified percentage which percentage may be zero. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.


    [CHART REPRESENTING X-1 NOTIONAL AMOUNT AND X-2 NOTIONAL AMOUNT OMITTED]


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

Class X-1 and X-2 Notional    The Notional Amount of the Class X-1 Certificates
Balances:                     will be equal to the aggregate of the Certificate
                              Balances of the classes of Principal Balance
                              Certificates outstanding from time to time. The
                              Notional Amount of the Class X-2 Certificates will equal:

                              o    during the period from the Closing Date
                                   through and including the Distribution Date occurring in November 2005, the sum of (a) the lesser of $76,657,000 and the Certificate Balance of the Class A-1 Certificates outstanding from time to time and (b) the aggregate of the Certificate Balances of the Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class L Certificates outstanding from time to time;

                              o during the period following the Distribution Date occurring in November 2005 through and including the Distribution Date occurring in November 2006, the sum of (a) the lesser of $34,274,000 and the Certificate Balance of the Class A-1 Certificates outstanding from time to time, (b) the aggregate of the Certificate Balances of the Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates outstanding from time to time and (c) the lesser of $731,000 and the Certificate Balance of the Class J Certificates outstanding from time to time;

                              o during the period following the Distribution Date occurring in November 2006 through and including the Distribution Date occurring in November 2007, the sum of (a) the lesser of $112,280,000 and the Certificate Balance of the Class A-2 Certificates outstanding from time to time, (b) the aggregate of the Certificate Balances of the Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates outstanding from time to time and (c) the lesser of $7,337,000 and the Certificate Balance of the Class F Certificates outstanding from time to time;

                              o during the period following the Distribution Date occurring in November 2007 through and including the Distribution Date occurring in November 2008, the sum of (a) the lesser of $89,149,000 and the Certificate Balance of the Class A-3 Certificates outstanding from time to time, (b) the aggregate of the Certificate Balances of the Class A-4, Class B, Class C and Class D Certificates outstanding from time to time and (c) the lesser of $600,000 and the Certificate Balance of the Class E Certificates outstanding from time to time;

                              o during the period following the Distribution Date occurring in November 2008 through and including the Distribution Date occurring in November 2009, the sum of (a) the lesser of $26,277,000 and the Certificate Balance of the Class A-3 Certificates outstanding from time to time, (b) the aggregate of the Certificate Balances of the Class A-4, Class B and Class C Certificates outstanding from time to time and (c) the lesser of $6,371,000 and the Certificate Balance of the Class D Certificates outstanding from time to time;

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


                              o during the period following the Distribution Date occurring in November 2009 through and including the Distribution Date occurring in November 2010, the sum of (a) the lesser of $408,244,000 and the Certificate Balance of the Class A-4 Certificates outstanding from time to time, (b) the Certificate Balance of the Class B Certificates outstanding from time to time and (c) the lesser of $3,668,000 and the Certificate Balance of the Class C Certificates outstanding from time to time;

                              o during the period following the Distribution Date occurring in November 2010 through and including the Distribution Date occurring in November 2011, the sum of (a) the lesser of $381,668,000 and the Certificate Balance of the Class A-4 Certificates outstanding from time to time and (b) the lesser of $17,920,000 and the Certificate Balance of the Class B Certificates outstanding from time to time;

                              o during the period following the Distribution Date occurring in November 2011 through and including the Distribution Date occurring in May 2012, the sum of (a) the lesser of $369,489,000 and the Certificate Balance of the Class A-4 Certificates outstanding from time to time and (b) the lesser of $13,586,000 and the Certificate Balance of the Class B Certificates outstanding from time to time; and

                              o Following the Distribution Date occurring in May 2012, $0.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


Class X-1 Pass-Through Rate:  The Pass-Through Rate applicable to the Class X-1
                              Certificates for the initial Distribution Date will equal approximately [__]% per annum. The Pass-Through Rate applicable to the Class X-1 Certificates for each Distribution Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates (the "Class X-1 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-1 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of one of the classes of the Principal Balance Certificates. In general, the Certificate Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates; provided that, if a portion, but not all, of the Certificate Balance of any particular class of Principal Balance Certificates is identified under "--Certificate Balance" in the prospectus supplement as being part of the total Notional Amount of the Class X-2 Certificates immediately prior to any Distribution Date, then that identified portion of such Certificate Balance will also represent one or more separate components of the total Notional Amount of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date, and the remaining portion of such Certificate Balance will represent one or more other separate components of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring on or before May 2012, on any particular component of the total Notional Amount of the Class X-1 Certificates immediately prior to the related Distribution Date, the applicable Class X-1 Strip Rate will be calculated as follows:

                              o if such particular component consists of the entire Certificate Balance of any class of Principal Balance Certificates, and if such Certificate Balance also constitutes, in its entirety, a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such Distribution Date as set forth on Schedule A of the prospectus supplement and
                                   (ii) the Pass-Through Rate for such
                                   Distribution Date for such class of Principal Balance Certificates;

                              o if such particular component consists of a designated portion (but not all) of the Certificate Balance of any class of Principal Balance Certificates, and if such designated portion of such Certificate Balance also constitutes a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such Distribution Date as set forth on Schedule A of the prospectus supplement and
                                   (ii) the Pass-Through Rate for such
                                   Distribution Date for such class of Principal Balance Certificates;

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


                              o if such particular component consists of the entire Certificate Balance of any class of Principal Balance Certificates, and if such Certificate Balance does not, in whole or in part, also constitute a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates; and

                              o if such particular component consists of a designated portion (but not all) of the Certificate Balance of any class of Principal Balance Certificates, and if such designated portion of such Certificate Balance does not also constitute a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates.

                              For any Distribution Date occurring after May 2012, the Certificate Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates, and the applicable Class X-1 Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates. Under no circumstances will the Class X-1 Strip Rate be less than zero.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

Class X-2 Pass-Through Rate:  The Pass-Through Rate applicable to the Class X-2
                              Certificates for the initial Distribution Date will equal approximately [__]% per annum. The Pass-Through Rate applicable to the Class X-2 Certificates for each Distribution Date subsequent to the initial Distribution Date and on or before the Distribution Date in May 2012 will equal the weighted average of the respective strip rates (the "Class X-2 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-2 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of a specified class of Principal Balance Certificates. If all or a designated portion of the Certificate Balance of any class of Principal Balance Certificates is identified above as being part of the total Notional Amount of the Class X-2 Certificates immediately prior to any Distribution Date, then that Certificate Balance (or designated portion thereof) will represent one or more separate components of the total Notional Amount of the Class X-2 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring on or before May 2012, on any particular component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, the applicable Class X-2 Strip Rate will equal the excess, if any, of:

                              o    the lesser of (a) the rate per annum
                                   corresponding to such Distribution Date as set forth on Schedule A of the prospectus supplement and (b) the Weighted Average Net Mortgage Rate for such Distribution Date, over

                              o the Pass-Through Rate for such Distribution Date for the class of Principal Balance Certificates whose Certificate Balance, or a designated portion thereof, comprises such component.

                                   Under no circumstances will the Class X-2
                                   Strip Rate be less than zero.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

Prepayment Premium            Any Prepayment Premiums/ Yield Maintenance Charges
Allocation:                   collected with respect to a Mortgage Loan during
                              any particular Collection Period will be distributed to the holders of each Class of Principal Balance Certificates (other than an excluded class as defined below) then entitled to distributions of principal on such Distribution
                              Date in an amount equal to the lesser of (i) such Prepayment Premium/Yield Maintenance Charge and
                              (ii) the Prepayment Premium/Yield Maintenance
                              Charge multiplied by the product of (a) a fraction, the numerator of which is equal to the amount of principal distributed to the holders of that Class on the Distribution Date, and the denominator of which is the total principal distributed on that distribution date, and (b) a fraction not greater than one, the numerator of which is equal to the excess, if any, of the Pass-Through Rate applicable to that Class, over the relevant Discount Rate (as defined in the Prospectus Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage Loan that prepaid, over the relevant Discount Rate.

                              The portion, if any, of the Prepayment
                              Premium/Yield Maintenance Charge remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the holders of the Class X-1 Certificates and Class X-2 Certificates based on an [_______] ratio through the Distribution Date in [_______]. After the Distribution Date in [_______] all Prepayment Premium/Yield Maintenance charges remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the Class X-1 Certificates. For the purposes of the foregoing, the Class J Certificates and below are the excluded classes.

                              The following is an example of the Prepayment Premium Allocation under (ii) above based on the information contained herein and the following assumptions:

                              o    Two Classes of Certificates: Class A-2 and X

                              o The characteristics of the Mortgage Loan being prepaid are as follows:

                                   -    Mortgage Rate: 6.00%

                                   -    Maturity Date: 10 years

                              o    The Discount Rate is equal to 3.00%

                              o    The Class A-2 Pass-Through Rate is equal to
                                   4.00%

                                   CLASS A CERTIFICATES
          ----------------------------------------------------------------------------
                                                                           YIELD
                                                                        MAINTENANCE
                      METHOD                          FRACTION           ALLOCATION
                                                 --------------------  ---------------
                                                      CLASS A-2          CLASS A-2
                                                 --------------------  ---------------
            (Class A-2 Pass-Through Rate -
                    Discount Rate)                  (4.00%-3.00%)
          ----------------------------------     --------------------       33.33%
            (Mortgage Rate - Discount Rate)         (6.00%-3.00%)


                                   CLASS X CERTIFICATE
          -----------------------------------------------------------------------------
                                                                          YIELD
                                                                        MAINTENANCE
                           METHOD                     FRACTION           ALLOCATION
          ----------------------------------     --------------------  ----------------
                 1 - Class A-2 YM Allocation         1 - 33.33%             66.67%


THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS, PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.




This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14



III. SELLERS             Morgan Stanley Mortgage Capital Inc. ("MSMC")
                         ---------------------------------------------

                         The Mortgage Pool includes 17 Mortgage Loans, representing 30.8% of the Initial Pool Balance, that were originated by or on behalf of MSMC or purchased from a third party.

                         MSMC is an affiliate of Morgan Stanley & Co.
                         Incorporated and was formed to originate and purchase mortgage loans secured by commercial and multifamily real estate.

                         Bear Stearns Commercial Mortgage, Inc. ("BSCMI")
                         ------------------------------------------------

                         The Mortgage Pool includes 19 Mortgage Loans, representing 25.2% of the Initial Pool Balance, that were originated by BSCMI and/or its affiliates.

                         BSCMI originates loans secured by retail, office, industrial, multifamily, self-storage and hotel properties as well as manufactured housing communities located in the United States. BSCMI and its affiliates originate and underwrite loans through four offices located throughout the United States. BSCMI loan origination and underwriting professionals are all full-time BSCMI employees.

                         Wells Fargo Bank, National Association ("Wells Fargo")
                         ------------------------------------------------------

                         The Mortgage Pool includes 37 Mortgage Loans, representing 23.9% of the Initial Pool Balance, that were originated by Wells Fargo.

                         Wells Fargo is a national banking association and affiliate of Wells Fargo & Company that provides a full range of banking services to individual, agribusiness, real estate, commercial and small business customers. The loans originated by Wells Fargo were originated through its Capital Markets Group.

                         Principal Commercial Funding, LLC ("PCF")
                         -----------------------------------------

                         The Mortgage Pool includes 36 Mortgage Loans, representing 20.1% of the Initial Pool Balance, that were originated by PCF and/or its affiliates.

                         PCF is a wholly owned subsidiary of Principal Global Investors, LLC, which is a wholly owned subsidiary of Principal Life Insurance Company. PCF was formed as a Delaware limited liability company to originate and acquire loans secured by commercial and multi-family real estate. Each of the PCF loans was originated and underwritten by PCF and/or its affiliates.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


IV.  COLLATERAL DESCRIPTION


                                TEN LARGEST LOANS

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   CUT-OFF DATE
  NO.                       PROPERTY NAME                               CITY           STATE    PROPERTY TYPE        BALANCE
------------------------------------------------------------------------------------------------------------------------------------
    1.  One & Three Christina Centre                            Wilmington               DE     Office               $74,500,000
------------------------------------------------------------------------------------------------------------------------------------
    2.  U.S. Bank Tower                                         Los Angeles              CA     Office               $64,740,000
------------------------------------------------------------------------------------------------------------------------------------
    3.  The Shops at Briargate                                  Colorado Springs         CO     Retail               $49,257,541
------------------------------------------------------------------------------------------------------------------------------------
    4.  840 Memorial Drive                                      Cambridge                MA     Office               $42,866,407
------------------------------------------------------------------------------------------------------------------------------------
    5.  Great Hall East Portfolio - Wal-Mart Greenville         Greenville               SC     Retail                $9,048,160
        Great Hall East Portfolio - Wal-Mart Alliance           Alliance                 OH     Retail                $8,450,640
        Great Hall East Portfolio - Sam's Club Worchester       Worchester               MA     Retail                $7,938,480
        Great Hall East Portfolio - Lowe's Steubenville         Steubenville             OH     Retail                $6,060,560
        Great Hall East Portfolio - Lowe's Cullman              Cullman                  AL     Retail                $4,737,480
        Great Hall East Portfolio - Kroger Cincinnati           Cincinnati               OH     Retail                $3,969,240
        Great Hall East Portfolio - Kroger Liberty              West Chester             OH     Retail                $2,475,440
                                                     SUBTOTAL:                                                       $42,680,000
------------------------------------------------------------------------------------------------------------------------------------
    6.  San Antonio Office Portfolio - Union Square             San Antonio              TX     Office               $14,700,000
        San Antonio Office Portfolio - Northwest Center         San Antonio              TX     Office               $12,750,000
        San Antonio Office Portfolio - Colonnade I              San Antonio              TX     Office                $7,700,000
                                                     SUBTOTAL:                                                       $35,150,000
------------------------------------------------------------------------------------------------------------------------------------
    7.  1401 & 1501 Nolan Ryan Expressway                       Arlington                TX     Office               $21,931,521
------------------------------------------------------------------------------------------------------------------------------------
    8.  Pavilions II                                            Scottsdale               AZ     Retail               $21,928,873
------------------------------------------------------------------------------------------------------------------------------------
    9.  Greenville Place Apartments                             Greenville               DE     Multifamily          $19,450,000
------------------------------------------------------------------------------------------------------------------------------------
   10.  Hiram Pavilion                                          Hiram                    GA     Retail               $19,369,215
------------------------------------------------------------------------------------------------------------------------------------
        TOTALS/WEIGHTED AVERAGES                                                                                    $391,873,557
------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                                                                   CUT-OFF
                                                                 UNITS/      LOAN PER                DATE       BALLOON
  NO.                       PROPERTY NAME                          SF        UNIT/SF      DSCR        LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
    1.  One & Three Christina Centre                               632,797        $118    3.04x      64.8%       64.8%
--------------------------------------------------------------------------------------------------------------------------
    2.  U.S. Bank Tower                                          1,421,657        $183    2.98x      59.8%       59.8%
--------------------------------------------------------------------------------------------------------------------------
    3.  The Shops at Briargate                                     231,038        $213    1.37x      71.1%       57.7%
--------------------------------------------------------------------------------------------------------------------------
    4.  840 Memorial Drive                                         128,793        $333    1.62x      61.4%       52.1%
--------------------------------------------------------------------------------------------------------------------------
    5.  Great Hall East Portfolio - Wal-Mart Greenville            200,084         $50    2.75x      50.3%       50.3%
        Great Hall East Portfolio - Wal-Mart Alliance              200,084         $50    2.75x      50.3%       50.3%
        Great Hall East Portfolio - Sam's Club Worchester          107,929         $50    2.75x      50.3%       50.3%
        Great Hall East Portfolio - Lowe's Steubenville            130,497         $50    2.75x      50.3%       50.3%
        Great Hall East Portfolio - Lowe's Cullman                 101,287         $50    2.75x      50.3%       50.3%
        Great Hall East Portfolio - Kroger Cincinnati               56,634         $50    2.75x      50.3%       50.3%
        Great Hall East Portfolio - Kroger Liberty                  56,083         $50    2.75x      50.3%       50.3%
                                                     SUBTOTAL:     852,598         $50    2.75X      50.3%       50.3%
--------------------------------------------------------------------------------------------------------------------------
    6.  San Antonio Office Portfolio - Union Square                194,398         $58    2.16x      65.5%       65.5%
        San Antonio Office Portfolio - Northwest Center            241,248         $58    2.16x      65.5%       65.5%
        San Antonio Office Portfolio - Colonnade I                 168,637         $58    2.16x      65.5%       65.5%
                                                     SUBTOTAL:     604,283         $58    2.16X      65.5%       65.5%
--------------------------------------------------------------------------------------------------------------------------
    7.  1401 & 1501 Nolan Ryan Expressway                          233,783         $94    1.34x      72.8%       61.7%
--------------------------------------------------------------------------------------------------------------------------
    8.  Pavilions II                                               495,668         $44    1.31x      69.4%       54.5%
--------------------------------------------------------------------------------------------------------------------------
    9.  Greenville Place Apartments                                    519     $37,476    2.45x      54.6%       50.6%
--------------------------------------------------------------------------------------------------------------------------
   10.  Hiram Pavilion                                             333,653         $58    3.06x      45.9%       45.9%
--------------------------------------------------------------------------------------------------------------------------
        TOTALS/WEIGHTED AVERAGES                                                          2.33X      62.1%       57.8%
--------------------------------------------------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14



CUT-OFF DATE BALANCE ($)
---------------------------------------------------------------------------
                                     NO. OF          AGGREGATE
                                   MORTGAGE       CUT-OFF DATE    % OF
                                      LOANS        BALANCE ($)    POOL
---------------------------------------------------------------------------
1 - 1,000,000                          6             5,210,849      0.6
1,000,001 - 2,000,000                 19            31,158,628      3.5
2,000,001 - 3,000,000                 14            35,183,181      3.9
3,000,001 - 4,000,000                 16            57,212,546      6.4
4,000,001 - 5,000,000                  5            23,049,059      2.6
5,000,001 - 6,000,000                  9            51,572,411      5.8
6,000,001 - 7,000,000                  6            40,135,307      4.5
7,000,001 - 8,000,000                  5            37,980,130      4.2
8,000,001 - 9,000,000                  3            25,178,110      2.8
9,000,001 - 10,000,000                 3            29,412,493      3.3
10,000,001 - 15,000,000               12           150,370,171     16.8
15,000,001 - 20,000,000                3            55,005,554      6.1
20,000,001 - 25,000,000                2            43,860,394      4.9
25,000,001 <=                          6           309,193,948     34.6
---------------------------------------------------------------------------
TOTAL:                               109           894,522,781    100.0
---------------------------------------------------------------------------
Min:  649,684         Max: 74,500,000          Average: 8,206,631
---------------------------------------------------------------------------


STATE
--------------------------------------------------------------------------
                                     NO. OF           AGGREGATE
                                  MORTGAGED        CUT-OFF DATE    % OF
                                 PROPERTIES         BALANCE ($)    POOL
--------------------------------------------------------------------------
Southern California                   19            139,005,014   15.5
Northern California                   11             39,341,034    4.4
Delaware                               4            102,812,976   11.5
Texas                                 16             83,603,899    9.3
Massachusetts                          4             74,723,549    8.4
Colorado                               7             74,522,587    8.3
New York                               4             45,548,768    5.1
North Carolina                         7             35,911,457    4.0
Ohio                                   8             34,895,175    3.9
Florida                                5             34,369,361    3.8
New Jersey                             6             32,355,067    3.6
Other States                          33            197,433,894   22.1
--------------------------------------------------------------------------
 TOTAL:                              124            894,522,781   100.0
--------------------------------------------------------------------------


PROPERTY TYPE
--------------------------------------------------------------------------
                                     NO. OF           AGGREGATE
                                  MORTGAGED        CUT-OFF DATE    % OF
                                 PROPERTIES         BALANCE ($)    POOL
--------------------------------------------------------------------------
Retail                                73            428,880,798    47.9
Office                                17            295,978,268    33.1
Multifamily                           12             71,383,393     8.0
Industrial                            12             46,387,489     5.2
Mixed Use                              3             20,008,066     2.2
Hospitality                            1             16,186,339     1.8
Self Storage                           6             15,698,429     1.8
--------------------------------------------------------------------------
TOTAL:                               124            894,522,781   100.0
--------------------------------------------------------------------------

MORTGAGE RATE (%)
-----------------------------------------------------------------------
                                NO. OF            AGGREGATE
                              MORTGAGE         CUT-OFF DATE     % OF
                                 LOANS          BALANCE ($)     POOL
-----------------------------------------------------------------------
<= 4.500                          1              12,500,000      1.4
4.501 - 5.000                     9             237,617,470     26.6
5.001 - 5.500                    16             114,010,045     12.7
5.501 - 6.000                    49             409,593,870     45.8
6.001 - 6.500                    30             107,192,744     12.0
6.501 <=                          4              13,608,652      1.5
-----------------------------------------------------------------------
TOTAL:                          109             894,522,781    100.0
-----------------------------------------------------------------------
  Min: 4.395          Max: 6.620               Wtd Avg: 5.471
-----------------------------------------------------------------------










ORIGINAL TERM TO STATED MATURITY (MOS)
------------------------------------------------------------------------
                                 NO. OF            AGGREGATE
                               MORTGAGE         CUT-OFF DATE     % OF
                                  LOANS          BALANCE ($)     POOL
------------------------------------------------------------------------
1 - 60                             7             176,236,641     19.7
61 - 120                          82             644,873,936     72.1
121 - 180                         14              51,475,733      5.8
181 - 240                          6              21,936,470      2.5
------------------------------------------------------------------------
TOTAL:                           109             894,522,781    100.0
------------------------------------------------------------------------

  Min: 60             Max: 240                 Wtd Avg:  112
------------------------------------------------------------------------


REMAINING TERM TO STATED MATURITY (MOS)
-------------------------------------------------------------------------
                                  NO. OF           AGGREGATE
                                MORTGAGE        CUT-OFF DATE      % OF
                                   LOANS         BALANCE ($)      POOL
-------------------------------------------------------------------------
1 - 60                              7            176,236,641      19.7
61 - 120                           82            644,873,936      72.1
121 - 180                          14             51,475,733       5.8
181 - 240                           6             21,936,470       2.5
-------------------------------------------------------------------------
TOTAL:                            109            894,522,781     100.0
-------------------------------------------------------------------------
  Min: 53             Max: 237                 Wtd Avg: 107
-------------------------------------------------------------------------


ORIGINAL AMORTIZATION TERM (MOS)
-------------------------------------------------------------------------
                                  NO. OF           AGGREGATE
                                MORTGAGE        CUT-OFF DATE      % OF
                                   LOANS         BALANCE ($)      POOL
-------------------------------------------------------------------------
Interest Only                      12            302,676,904     33.8
121 - 180                           5             14,943,857      1.7
181 - 240                          14             42,834,790      4.8
241 - 300                          22            114,391,540     12.8
301 - 360                          56            419,675,690     46.9
-------------------------------------------------------------------------
TOTAL:                            109            894,522,781    100.0
-------------------------------------------------------------------------
  Non Zero Min: 180        Max: 360         Non Zero Wtd Avg: 332
-------------------------------------------------------------------------


REMAINING AMORTIZATION TERM (MOS)
-------------------------------------------------------------------------
                                  NO. OF           AGGREGATE
                                MORTGAGE        CUT-OFF DATE      % OF
                                   LOANS         BALANCE ($)      POOL
-------------------------------------------------------------------------
Interest Only                      12            302,676,904     33.8
121 - 180                           5             14,943,857      1.7
181 - 240                          14             42,834,790      4.8
241 - 300                          22            114,391,540     12.8
301 - 360                          56            419,675,690     46.9
-------------------------------------------------------------------------
TOTAL:                            109            894,522,781    100.0
-------------------------------------------------------------------------
  Non Zero Min: 176        Max: 360         Non Zero Wtd Avg: 328
-------------------------------------------------------------------------


CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
----------------------------------------------------------------
                       NO. OF           AGGREGATE
                     MORTGAGE        CUT-OFF DATE       % OF
                        LOANS         BALANCE ($)       POOL
----------------------------------------------------------------
<= 25.0                  6             19,321,064        2.2
25.1 - 35.0              1              1,986,832        0.2
35.1 - 45.0             10             42,845,913        4.8
45.1 - 55.0             25            198,161,364       22.2
55.1 - 65.0             32            317,504,545       35.5
65.1 - 75.0             25            232,862,381       26.0
75.1 - 85.0             10             81,840,681        9.1
----------------------------------------------------------------
TOTAL:                 109            894,522,781      100.0
----------------------------------------------------------------
  Min: 15.1           Max: 79.7            Wtd Avg: 60.9
----------------------------------------------------------------


LOAN-TO-VALUE RATIO AT MATURITY (%)
----------------------------------------------------------------
                      NO. OF            AGGREGATE
                    MORTGAGE         CUT-OFF DATE       % OF
                       LOANS          BALANCE ($)       POOL
----------------------------------------------------------------
0.1 - 25.0             21              68,107,800        7.6
25.1 - 35.0             6              36,197,153        4.0
35.1 - 45.0            17              71,457,490        8.0
45.1 - 55.0            33             270,043,324       30.2
55.1 - 65.0            27             369,423,187       41.3
65.1 - 75.0             5              79,293,826        8.9
----------------------------------------------------------------
TOTAL:                109             894,522,781      100.0
----------------------------------------------------------------
  Min: 0.4            Max: 67.3            Wtd Avg: 51.5
----------------------------------------------------------------


DEBT SERVICE COVERAGE RATIO (X)
---------------------------------------------------------------
                       NO. OF          AGGREGATE
                     MORTGAGE        CUT-OFF DATE     %  OF
                        LOANS         BALANCE ($)      POOL
---------------------------------------------------------------
<= 1.25                  7             33,214,638       3.7
1.26 - 1.35             11             91,988,034      10.3
1.36 - 1.45             12            112,263,635      12.6
1.46 - 1.55              9             47,868,811       5.4
1.56 - 1.65             13             95,794,435      10.7
1.66 - 1.75              7             46,856,786       5.2
1.76 - 1.85              6             27,064,818       3.0
1.86 <=                 44            439,471,625      49.1
---------------------------------------------------------------
TOTAL:                 109            894,522,781     100.0
---------------------------------------------------------------
  Min: 1.11           Max: 7.23              Wtd Avg: 2.12
---------------------------------------------------------------


All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of Mortgage Loans secured by multiple properties. Sum of columns may not match "Total" due to rounding.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                 MAY-04          MAY-05          MAY-06          MAY-07           MAY-08          MAY-09
-----------------------------------------------------------------------------------------------------------------------------------
Locked Out                                 95.63%           94.95%          93.49%          72.08%           72.04%          74.98%
Greater of YM and 1.00% (2)(3)(4)           4.37%            5.05%           6.51%          27.92%           27.96%          25.02%
Open                                        0.00%            0.00%           0.00%           0.00%            0.00%           0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                                    100.00%          100.00%         100.00%         100.00%          100.00%         100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding            $894,522,781     $885,506,013    $875,944,019    $865,803,714     $855,129,612    $669,828,979
% Initial Pool Balance                    100.00%           98.99%          97.92%          96.79%           95.60%          74.88%
-----------------------------------------------------------------------------------------------------------------------------------


PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)       MAY-10           MAY-11          MAY-12           MAY-13           MAY-14         MAY-15
-----------------------------------------------------------------------------------------------------------------------------------
Locked Out                                 76.44%           80.73%          78.92%           66.65%          63.28%         62.55%
Greater of YM and 1.00%(2)(3)(4)           21.65%           19.27%          19.13%           19.62%          36.72%         37.45%
Open                                        1.90%            0.00%           1.94%           13.74%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                                    100.00%          100.00%         100.00%          100.00%         100.00%        100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding            $645,492,644     $599,717,267    $586,529,592     $553,913,154     $47,666,843    $44,074,455
% Initial Pool Balance                     72.16%           67.04%          65.57%           61.92%           5.33%          4.93%
-----------------------------------------------------------------------------------------------------------------------------------


PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)
-----------------------------------------------------------------------------
Prepayment Restrictions (cont'd)              MAY-16                MAY-17
-----------------------------------------------------------------------------
Locked Out                                       86.56%                87.61%
Greater of YM and 1.00%(2)(3)(4)                 13.44%                12.39%
Open                                              0.00%                 0.00%
-----------------------------------------------------------------------------
TOTALS                                          100.00%               100.00%
-----------------------------------------------------------------------------
Pool Balance Outstanding                   $21,272,482           $17,819,680
% Initial Pool Balance                            2.38%                 1.99%
-----------------------------------------------------------------------------

Notes:

(1) The analysis is based on the Structuring Assumptions and a 0% CPR as discussed herein.

(2)  See Appendix II for a description of the Yield Maintenance.

(3)  DEF/YM1 loans have been modeled as Yield Maintenance.

(4) One Yield Maintenance loan has been represented as the Greater of YM and 1.00%.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 1 - ONE & THREE CHRISTINA CENTRE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:              $74,500,000

CUT-OFF DATE BALANCE:          $74,500,000

SHADOW RATING (MOODY'S/S&P):   Baa3 / BBB

FIRST PAYMENT DATE:            2/01/2004

INTEREST RATE:                 4.620%

AMORTIZATION:                  Interest Only

ARD:                           NAP

HYPERAMORTIZATION:             NAP

MATURITY DATE:                 1/01/2009

EXPECTED MATURITY BALANCE:     $74,500,000

SPONSORS:                      Macquarie Office Trust and  Brandywine Realty
                               Trust

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               Lockout until the earlier of December 11, 2006 or
                               2 years after the REMIC start up date, with U.S.
                               Treasury defeasance thereafter. At the Borrower's option, the loan may be prepaid from July 1, 2008 to September 30, 2008 upon payment of the greater of 1% of the amount prepaid or yield maintenance, and, from and after October 1, 2008, without penalty.

LOAN PER SF:                   $117.73

UP-FRONT RESERVES:             TI/LC:               $1,173,825

                               Deferred             $375,000
                               Maintenance:

ONGOING RESERVES(1):           RE Tax:              Springing

                               Insurance:           Springing

                               Cap Ex:              Springing

LOCKBOX(2):                    Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE                         Single Asset
ASSET/PORTFOLIO:

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Urban

LOCATION:                      Wilmington, DE

YEAR BUILT/RENOVATED:          1989/2003

OCCUPANCY(3):                  100.0%

SQUARE FOOTAGE:                632,797

THE COLLATERAL:                One 18-story class A office building and one
                               15-story class A office building

OWNERSHIP INTEREST:            Fee

                                                              LEASE
MAJOR TENANTS                     % NRSF      RENT PSF     EXPIRATION
-------------                     ------      --------     ----------
First USA Bank / Banc One(4)       0.1%        $28.06       3/03/2005
                                   8.5%        $25.32       6/30/2010
                                  38.6%        $14.79      12/31/2015
                                  43.4%        $16.09       1/31/2017

Brandywine Asset Management        4.7%        $24.45      12/31/2010

American Express Credit            1.3%        $22.29       6/30/2005

PROPERTY MANAGEMENT:           Brandywine Operating Partnership, L.P.

U/W NET OP. INCOME:            $10,894,801

U/W NET CASH FLOW:             $10,604,421

APPRAISED VALUE:               $114,950,000

CUT-OFF DATE LTV:              64.8%

MATURITY DATE LTV:             64.8%

DSCR:                          3.04x
--------------------------------------------------------------------------------

(1) Real estate tax, insurance premiums and capex impounds shall be funded upon the occurrence of any one of the following ("Trigger Event"): (a) an event of default; (b) if the DSCR as tested quarterly based on (i) Lender's determination of underwritable net cash flow using applicable rating agency criteria and (ii) a 10% debt constant, falls below 1.10x; or (c) an assignment of the Loan pursuant to a transfer of the property except for a permitted transfer. The required monthly impound for taxes will be 1/12 of annual real estate taxes and for insurance the monthly impound will be 1/12 of annual insurance premiums. The capital expenditure escrow will equal $.20/sf per year funded monthly. The Borrower must deposit monthly the amount of operating expenses as set forth in the budget for the calendar month following the deposit. Pursuant to the lockbox agreement, the Lender will disburse funds for operating expenses, provided no event of default exists.

(2) A hard lockbox is in effect. All rental income shall be deposited directly in a Lender controlled Cash Management Account. Monthly principal, interest, reserve and escrow payments will be funded in the order of priority set forth in the Cash Management Agreement; all remaining funds in the Cash Management Account after such disbursements shall be distributed to Borrower on each payment date, unless an event of default exists.

(3)  Occupancy is based on the rent roll dated November 5, 2003.

(4) Base Rent per square foot is represented on an average basis for leases expiring per stated date.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

THE ONE AND THREE CHRISTINA CENTRE LOAN

     THE LOAN. The largest loan (the "One & Three Christina Centre Loan") as evidenced by the Promissory Note (the "One & Three Christina Centre Note") is secured by a first priority Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "One & Three Christina Centre Mortgage") encumbering 632,797 square feet of Class A office space known as One & Three Christina Centre, located in Wilmington, DE (the "One & Three Christina Centre Property"). The One & Three Christina Centre Loan was originated on December 1, 2003 by or on behalf of Wells Fargo Bank, National Association ("WFB").

     THE BORROWER. The borrower is Macquarie BDN Christina I, LLC and Macquarie BDN Christina III, LLC, each a Delaware limited liability company (the "One & Three Christina Centre Borrower") that owns no material asset other than the One & Three Christina Centre Property and related interests. The One & Three Christina Borrower is a single purpose entity whose managing member has an independent director. A nonconsolidation opinion as to the One & Three Christina Centre Borrower was delivered at closing. The One & Three Christina Centre Borrower is sponsored by a Joint Venture consisting of 20% equity owned by Brandywine Operating Partnership, L.P (BOP) and 80% equity owned by entities managed and operated by Macquarie Bank Limited (MBL) and its affiliates. BOP was 94.9% owned by Brandywine Realty Trust (BDN) as of December 31, 2002. BDN, one of the Mid-Atlantic region's largest full-service real estate companies and the largest office landlord, is a completely integrated, real estate operating company organized as a real estate investment trust (REIT). BDN is engaged in the ownership, management, leasing, acquisition and development of primarily suburban office and industrial properties located in the Mid-Atlantic United States. BDN Shares are traded on the New York Stock Exchange under the symbol BDN. BOP and BDN are structured as an UPREIT and were organized and commenced its operations in 1986. BDN has total market capitalization of approximately $2.1 billion and a debt to total market capitalization of approximately 44%. MBL, based in Australia, offers extensive property funds management through its Macquarie's Banking and Property Group and has in excess of $7 billion in total property funds under management, through listed and unlisted property trusts, developments trusts and MBL associates. Brandywine Realty Trust and an institutional investor formed a joint venture to acquire One & Three Christina Centre, previously owned and managed by BDN. The One & Three Christina Borrower has the right to transfer the loan to third parties subject to certain conditions and a payment of a 50 basis point fee. The One & Three Christina Borrower is also permitted to transfer interests among Brandywine and Macquarie and their affiliates without a fee but subject to certain conditions including a minimum net worth of the operating entity of $250,000,000. BDN is permitted to pledge its ownership interest in BOP in connection with a financing to BDN and/or BOP where such pledge involves the pledge of interests that directly or indirectly cover all or substantially all of BDN's assets.

     THE PROPERTY. The One & Three Christina Centre Property, located on North Walnut Street between East 2nd St. and East 3rd St., was originally constructed in 1989 and renovated in 2003. The One & Three Christina Centre Property consists of one 18-story office tower and one 15-story office tower, totaling 632,797 square feet of Class A office space. The buildings are comprised of granite exterior walls with insulated, tinted glass panel windows and membrane roof covers over insulated metal decks. The One Christina Centre Property is situated on an approximately 2.28 acre parcel and contains a four story, 1,340 space commercial parking garage. The Three Christina Centre Property is situated on an approximately 1.17 acre parcel and contains subterranean private parking for 90 vehicles.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                             # OF        AVERAGE BASE      % OF TOTAL     CUMULATIVE     % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET      % OF SF       RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING        ROLLING            ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant               --              --               --             --               --                  --
------------------------------------------------------------------------------------------------------------------------------
          MTM                  1            $23.00             0%             0%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2004                 4            $18.86             2%             2%               2%                  3%
------------------------------------------------------------------------------------------------------------------------------
          2005                 3            $20.79             2%             5%               3%                  6%
------------------------------------------------------------------------------------------------------------------------------
          2006                 1            $22.81             0%             5%               0%                  6%
------------------------------------------------------------------------------------------------------------------------------
          2007                --              --               --             5%               --                  6%
------------------------------------------------------------------------------------------------------------------------------
          2008                --              --               --             5%               --                  6%
------------------------------------------------------------------------------------------------------------------------------
          2009                --              --               --             5%               --                  6%
------------------------------------------------------------------------------------------------------------------------------
          2010                 5            $25.01            13%             18%              20%                25%
------------------------------------------------------------------------------------------------------------------------------
          2011                --              --               --             18%              --                 25%
------------------------------------------------------------------------------------------------------------------------------
          2012                --              --               --             18%              --                 25%
------------------------------------------------------------------------------------------------------------------------------
          2013                --              --               --             18%              --                 25%
------------------------------------------------------------------------------------------------------------------------------
     2014 & Beyond            45            $15.47            82%            100%              75%                100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The One & Three Christina Centre Property is managed by Brandywine Operating Partnership, L.P. ("Brandywine"), which is affiliated with the One & Three Christina Centre Borrower. Brandywine owns and/or manages 290 office and industrial properties aggregating 20.5 million square feet and is one of the Mid-Atlantic Region's largest full-service real estate companies. The management agreement is subordinate to the One and Three Christina Centre Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the One and Three Christina Centre Loan and the One and Three Christina Centre Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 1 - ONE & THREE CHRISTINA CENTRE
--------------------------------------------------------------------------------







               [3 PHOTOS OF ONE & THREE CHRISTINA CENTRE OMITTED]










This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 1 - ONE & THREE CHRISTINA CENTRE
--------------------------------------------------------------------------------












         [MAP INDICATING ONE & THREE CHRISTINA CENTRE LOCATION OMITTED]




This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                       $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - U.S. BANK TOWER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):            $64,740,000

CUT-OFF DATE BALANCE:           $64,740,000

SHADOW RATING (MOODY'S/S&P):    NAP

FIRST PAYMENT DATE:             8/01/2003

INTEREST RATE:                  4.660%

AMORTIZATION:                   Interest only

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  7/01/2013

EXPECTED MATURITY BALANCE:      $64,740,000

SPONSOR:                        Maguirez Properties, Inc.

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout until the earlier of July 1, 2006 or 2
                                years after the REMIC "start-up" date after the last securitization with respect to any note secured by the U.S. Bank Tower Property, with U.S. Treasury defeasance thereafter. Prepayable without penalty from and after April 1, 2013.

LOAN PER SF(1):                 $182.89

UP-FRONT RESERVES(2):           TI/LC:                       $1,176,120

                                Immediate Repairs:           $6,250

                                US Bancorp TI/LC:            $5,999,993

                                RE Tax:                      $1,059,009

                                Insurance:                   $192,483

ONGOING RESERVES(2):            TI/LC:                       Springing

                                Replacements:                Springing

                                US Bancorp TI/LC:            Springing

                                RE Tax:                      $264,752 / month

                                Insurance:                   $192,483 / month

LOCKBOX:                        Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Office

PROPERTY SUB-TYPE:              Urban

LOCATION:                       Los Angeles, CA

YEAR BUILT/RENOVATED:           1989-1990 / NAP

OCCUPANCY(3):                   90.5%

SQUARE FOOTAGE:                 1,421,657

THE COLLATERAL:                 71-story class A office building

OWNERSHIP INTEREST:             Fee

                                                             LEASE
MAJOR TENANTS                     % NRSF      RENT PSF     EXPIRATION
-------------                     ------      --------     ----------
Latham & Watkins                   20.5%       $37.68     12/14/2009(4)

Pacific Enterprises                17.1%       $35.04       6/30/2010

Wells Fargo Bank                   12.1%       $37.98       3/31/2005

PROPERTY MANAGEMENT:            Maguire Properties, L.P.

U/W NET OP. INCOME:             $39,265,542

U/W NET CASH FLOW:              $36,619,199

APPRAISED VALUE:                $435,000,000

CUT-OFF DATE LTV(1):            59.8%

MATURITY DATE LTV(1):           59.8%

DSCR(1):                        2.98x
--------------------------------------------------------------------------------

(1) The subject $64,740,000 loan represents a 24.9% pari passu interest in a $260,000,000 loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $260,000,000 financing. The reserves also apply to the entire loan.

(2) At closing, the Borrower established a $5,999,993 reserve specifically for tenant improvements and leasing commissions related to the US Bancorp space. In addition, from April 1, 2004 to March 1, 2005, the Borrower is required to deposit all excess cash flow up to $1,134,928 for such period into the US Bancorp TI/LC reserve. Also, from January 1, 2006 until December 1, 2006, the Borrower is required to deposit all excess cash flow up to an additional $1,659,928 for such period into the US Bancorp TI/LC reserve.

     From July 1, 2004 through June 1, 2007, the Borrower is required to pay $208,333 per month into a tenant improvement and leasing commission reserve. Additional springing reserves will come into effect in the event that the net operating income is less than $32,000,000, in which case the Borrower must deposit an additional $240,665 per month into the TI/LC reserve and $21,715 per month into a

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

     replacement reserve. In addition, in the event that the net operating income is less than $32,000,000 on January 1, 2005 with respect to the immediately preceding calendar quarter and the TI/LC reserve account does not have at least $8,800,000 on deposit, the Borrower will be required to deposit the difference between $8,800,000 and the then current balance. If the net operating income is less than $32,000,000 on January 1, 2009 with respect to the immediately preceding calendar quarter, and the TI/LC reserve account does not have at least $9,100,000 on deposit, the Borrower will be required to deposit the difference between $9,100,000 and the then current balance. If the net operating income is less than $32,000,000 on January 1, 2010 with respect to the immediately preceding calendar quarter, and the TI/LC reserve account does not have at least $6,800,000 on deposit, the Borrower will be required to deposit the difference between $6,800,000 and the then current balance. Each of the foregoing deposits to the TI/LC reserve account may be made either in the form of cash or an acceptable letter of credit.

(3)  Occupancy is based on the rent roll dated September 30, 2003.

(4) 247,643 square feet expires in December 2009; 26,550 square feet expires in November 2009; 17,425 square feet expires in December 2004.


THE U.S. BANK TOWER LOAN

     THE LOAN. The second largest loan (the "U.S. Bank Tower Loan") as evidenced by the Promissory Note (the "U.S. Bank Tower Note") is secured by a first priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "U.S. Bank Tower Mortgage") encumbering the 1,421,657 square foot class "A" office tower known as U.S. Bank Tower, located in Los Angeles, California (the "U.S. Bank Tower Property"). The U.S. Bank Tower Loan was originated on June 26, 2003 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is Library Square Associates, LLC, a Delaware limited liability company (the "U.S. Bank Tower Borrower") that owns no material asset other than the U.S. Bank Tower Property and related interests. The U.S. Bank Tower Borrower is a subsidiary of Maguire Properties, Inc. Maguire Properties, Inc. is a newly-formed REIT listed on the New York Stock Exchange, with a business focus on office properties in Southern California. Its ownership portfolio includes 12 commercial real estate properties consisting of eight office properties with approximately 6.1 million net rentable square feet, a 350-room hotel with 266,000 square feet, and an undeveloped two-acre land parcel adjacent to an existing office property that can support up to 300,000 net rentable square feet of office development.

     THE PROPERTY. The U.S. Bank Tower Property is located at 633 West Fifth Street in the Bunker Hill submarket of the central business district of Los Angeles, California. The U.S. Bank Tower Property was originally constructed in 1989-1990 and consists of two buildings: a 1,421,657 square foot, 71-story office tower with a six-level, below-grade parking facility, and an adjacent building containing a restaurant and four-level below-grade parking garage. Total parking is 1,395 spaces.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                             # OF        AVERAGE BASE      % OF TOTAL     CUMULATIVE     % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET      % OF SF        RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING        ROLLING           ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant               22              --                9%             9%               --                  --
------------------------------------------------------------------------------------------------------------------------------
          MTM                 15            $15.53              0%            10%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2004                 4            $22.16              4%            14%               4%                  4%
------------------------------------------------------------------------------------------------------------------------------
          2005                23            $33.13             17%            32%              22%                 26%
------------------------------------------------------------------------------------------------------------------------------
          2006                14            $16.08              7%            38%               4%                 30%
------------------------------------------------------------------------------------------------------------------------------
          2007                 4            $13.53              3%            42%               2%                 32%
------------------------------------------------------------------------------------------------------------------------------
          2008                 4            $17.31              3%            45%               2%                 34%
------------------------------------------------------------------------------------------------------------------------------
          2009                21            $33.11             23%            68%              29%                 63%
------------------------------------------------------------------------------------------------------------------------------
          2010                19            $33.46             18%            86%              24%                 87%
------------------------------------------------------------------------------------------------------------------------------
          2011                --              --                --            86%               --                 87%
------------------------------------------------------------------------------------------------------------------------------
          2012                 1            $12.61              1%            87%               0%                 87%
------------------------------------------------------------------------------------------------------------------------------
          2013                --              --                --            87%               --                 87%
------------------------------------------------------------------------------------------------------------------------------
     2014 & Beyond             9            $26.50             13%           100%              13%                100%
------------------------------------------------------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

     PROPERTY MANAGEMENT. The U.S. Bank Tower Property is managed by Maguire Properties, L.P., which is an affiliate of the U.S. Bank Tower Borrower. The manager also manages all other properties owned by the sponsor. The management agreement is subject and subordinate to the U.S. Bank Tower Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the U.S. Bank Tower Loan and the U.S. Bank Tower Property is set forth on Appendix II hereto.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - U.S. BANK TOWER
--------------------------------------------------------------------------------










                       [PHOTO OF U.S. BANK TOWER OMITTED]











This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - U.S. BANK TOWER
--------------------------------------------------------------------------------













                [MAP INDICATING U.S. BANK TOWER LOCATION OMITTED]









This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 3 - THE SHOPS AT BRIARGATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:              $49,500,000

CUT-OFF DATE BALANCE:          $49,257,541

SHADOW RATING (MOODY'S/S&P):   NAP

FIRST PAYMENT DATE:            2/01/2004

INTEREST RATE:                 5.920%

AMORTIZATION:                  324 months

ARD:                           NAP

HYPERAMORTIZATION:             NAP

MATURITY DATE:                 1/01/2014

EXPECTED MATURITY BALANCE:     $39,989,641

SPONSORS:                      G. Dan Poag and Terry McEwen

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               Lockout until the earlier of December 18, 2008 or
                               2 years after the REMIC "start-up" day, with U.S.
                               Treasury defeasance thereafter. Prepayable without penalty from and after October 1, 2013.
                               LOAN PER SF: $213.20

UP-FRONT RESERVES(1):          RE Tax:              $30,356

                               Insurance:           $52,217

                               Holdback Reserve:    $3,000,000

ONGOING RESERVES(1):           RE Tax:              $6,071 / month

                               Insurance:           $10,643 / month

                               Cap Ex:              $ 2,888 / month

                               TI/LC:               $8,333 / month

LOCKBOX(2):                    Soft springing to hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Retail

PROPERTY SUB-TYPE:             Anchored

LOCATION:                      Colorado Springs, CO

YEAR BUILT/RENOVATED:          2003 / NAP

OCCUPANCY(3):                  96.6%

SQUARE FOOTAGE:                231,038

THE COLLATERAL:                Seven-building single-story retail center

OWNERSHIP INTEREST:            Fee

                                                            LEASE
MAJOR TENANTS                    % NRSF      RENT PSF     EXPIRATION
-------------                    ------      --------     ----------
Casual Corner                     5.8%        $32.00       8/31/2013

Pottery Barn                      5.0%        $28.00       1/31/2016

Pier 1                            4.6%        $25.00       5/31/2012

PROPERTY MANAGEMENT:           PM Lifestyle Shopping Centers, LLC

U/W NET OP. INCOME:            $5,319,427

U/W NET CASH FLOW:             $5,044,496

APPRAISED VALUE:               $69,300,000

CUT-OFF DATE LTV:              71.1%

MATURITY DATE LTV:             57.7%

DSCR:                          1.37x
--------------------------------------------------------------------------------

(1) The Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. The amounts shown are the current monthly collections. Monthly contributions to the Cap Ex reserve are required only to the extent the amount on deposit in that account is less than $50,000. During the first 36 months of the term of the loan, the Borrower may request releases of the Holdback reserve in an amount equal to (a) $46,500,000 minus (b) a calculated loan amount that would yield a maximum 80% loan-to-value ratio and a debt service coverage ratio of at least 1.01x, determined on a 10.09% constant. The Borrower is required to partially defease the loan at the end of the 36th month of the loan term, in an amount equal to any funds remaining in the Holdback reserve.

(2) A soft lockbox is in place, which springs hard with a cash flow sweep to partially amortize the loan, upon the occurrence of any of the following trigger conditions: (a) the origination of mezzanine financing, (b) an event of default or (c) 12 months prior to the loan's maturity date.

(3)  Occupancy is based on the rent roll dated March 3, 2004.

THE SHOPS AT BRIARGATE LOAN

     THE LOAN. The third largest loan ("The Shops at Briargate Loan") as evidenced by the Promissory Note ("The Shops at Briargate Note") is secured by a first priority fee Deed of Trust and Security Agreement ("The Shops at Briargate Mortgage")

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

encumbering the 231,038 square foot regional shopping center known as The Shops at Briargate, located in Colorado Springs, Colorado ("The Shops at Briargate Property"). The Loan was originated on December 18, 2003 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is CS Lifestyle Center, LLC, a Delaware limited liability company ("The Shops at Briargate Borrower") that owns no material asset other than The Shops at Briargate Property and related interests. The sponsors are the controlling members of Poag & McEwen Lifestyle Centers-Colorado Springs, LLC, the sole member of The Shops at Briargate Borrower. Poag & McEwen Lifestyle Centers-Colorado Springs, LLC is a shopping center development, management and leasing company focused on upscale "lifestyle centers", which it has developed over the past fourteen years.

     THE PROPERTY. The Shops at Briargate Property is located in Colorado Springs, Colorado, at 1605-1925 Briargate Parkway. The Shops at Briargate Property was originally constructed in 2003. It consists of seven buildings (four buildings for the shopping center and three restaurant pads) in a single-story open-air retail center, landscaped with walkways that connect the buildings. The Shops at Briargate Property is comprised of 231,038 square feet of leaseable space, situated on approximately 29.2 acres, and includes 1,259 parking spaces. The largest tenants at The Shops at Briargate Property are Casual Corner, Pottery Barn and Pier 1, although no single tenant occupies more than 5.8% of the net rentable area.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                             # OF        AVERAGE BASE      % OF TOTAL     CUMULATIVE     % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET      % OF SF        RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING        ROLLING           ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant                2                --              3%             3%               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2004                --                --              --             3%               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2005                --                --              --             3%               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2006                --                --              --             3%               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2007                --                --              --             3%               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2008                 2            $27.11              3%             6%               3%                  3%
------------------------------------------------------------------------------------------------------------------------------
          2009                 2            $27.27              3%             9%               3%                  6%
------------------------------------------------------------------------------------------------------------------------------
          2010                 1            $36.50              1%            10%               1%                  8%
------------------------------------------------------------------------------------------------------------------------------
          2011                --                --              --            10%               --                  8%
------------------------------------------------------------------------------------------------------------------------------
          2012                 1            $25.00              5%            15%               5%                 12%
------------------------------------------------------------------------------------------------------------------------------
          2013                18            $26.56             36%            51%              39%                 51%
------------------------------------------------------------------------------------------------------------------------------
     2014 & Beyond            21            $24.40             49%           100%              49%                100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The Shops at Briargate Property is managed by PM Lifestyle Shopping Centers, LLC, which is an affiliate of The Shops at Briargate Borrower's parent. The management agreement is subordinate to The Shops at Briargate Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. After the third year of The Shops at Briargate Loan, a direct or indirect owner of The Shops at Briargate Borrower shall have a one-time right to incur mezzanine financing, upon satisfaction of the following conditions, among others: (i) the LTV is less than or equal to 82% on a combined basis, (ii) the DSCR is greater than or equal to 0.95x on a combined basis, (iii) the mezzanine financing has a fixed interest rate, (iv) the mezzanine financing is coterminous with or longer than The Shops at Briargate Loan, (v) the average annual sales for tenants at The Shops at Briargate Property is at least $350 per square foot, (vi) rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the mezzanine financing and (vii) the holder of the permitted mezzanine financing shall be a solvent Qualified Subordinate Lender (as defined in the loan documents).

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The Shops at Briargate Borrower may incur debt for financing leases and purchase money indebtedness incurred in the ordinary course of business relating to personal property on commercially reasonable terms and conditions so long as such indebtedness (when combined with trade debt) does not exceed 3% of the outstanding principal amount of The Shops at Briargate Loan.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding The Shops at Briargate Loan and The Shops at Briargate Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 3 - THE SHOPS AT BRIARGATE
--------------------------------------------------------------------------------







                  [3 PHOTOS OF THE SHOPS AT BRIARGATE OMITTED]







This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 3 - THE SHOPS AT BRIARGATE
--------------------------------------------------------------------------------







            [MAP INDICATING THE SHOPS AT BRIARGATE LOCATION OMITTED]







This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 4 - 840 MEMORIAL DRIVE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:              $43,000,000

CUT-OFF DATE BALANCE:          $42,866,407

SHADOW RATING (MOODY'S/S&P):   NAP

FIRST PAYMENT DATE:            3/08/2004

INTEREST RATE:                 5.820%

AMORTIZATION:                  360 months

ARD:                           NAP

HYPERAMORTIZATION:             NAP

MATURITY DATE:                 2/08/2014

EXPECTED MATURITY BALANCE:     $36,341,084

SPONSOR:                       The Abbey Group

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               Lockout until the earlier of January 14, 2009 or
                               2 years after Research the REMIC "start-up" day, with U.S. Treasury defeasance thereafter.
                               Prepayable without penalty from and after November 8, 2013.

LOAN PER SF:                   $332.83

UP-FRONT RESERVES:             RE Tax:               $201,737

                               TI/LC:                $500,000

ONGOING RESERVES(1):           RE Tax:               $50,434 / month

                               Cap Ex:               $ 1,610 / month

                               TI/LC:                $21,466 / month

LOCKBOX(2):                    Soft springing to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Urban

LOCATION:                      Cambridge, MA

YEAR BUILT/RENOVATED:          1980 / 2000 & 2001

OCCUPANCY(3):                  100.0%

SQUARE FOOTAGE:                128,793

THE COLLATERAL:                Single five-story lab/office building

OWNERSHIP INTEREST:            Fee

                                                                 LEASE
MAJOR TENANTS                         % NRSF      RENT PSF     EXPIRATION
-------------                         ------      --------     ----------

UCB Research A-D                       40.4%       $52.00       6/30/2009

Advanced Inhalation                    29.7%       $45.12       6/30/2005

NeoGenesis Pharmaceuticals,  Inc.(4)   21.7%       $61.73       4/30/2007

PROPERTY MANAGEMENT:           Rivertech Associates Management, LLC

U/W NET OP. INCOME:            $5,407,937

U/W NET CASH FLOW              $4,918,523

CUT-OFF DATE LTV:              61.4%

MATURITY DATE LTV:             52.1%

DSCR:                          1.62x
--------------------------------------------------------------------------------

(1) The Borrower is required to escrow 1/12 of annual real estate taxes monthly. The amount shown is the current monthly collection. Monthly deposits to the tenant improvement/leasing commission reserve account are required only to the extent that the total funds on deposit in that account are less than $500,000. In addition, in the event that UCB Research A-D does not exercise its extension option on or before December 31, 2007, then the Borrower must also deposit a letter of credit in the amount of $800,000. Any required reserve deposit may also be furnished in the form of a letter of credit.

(2) Lockbox becomes hard lockbox and 100% cash flow sweep commences (i) upon an event of default, (ii) upon DSCR as defined in the Loan Agreement, equals 1.10x or less and continuing until it is greater than such amount, or (iii) upon both (a) the failure of UCB Research A-D to exercise a 5 year extension option of 51,979 SF of space at the property and (b) the Borrower's failure to deposit with Lender $800,000 in cash or a letter of credit of $800,000 on or before January 1, 2008.

(3) Occupancy is based on the rent roll dated January 12, 2004. The property is 100% leased; however, 10.9% of space is currently dark and underwritten as vacant.

(4) In addition to its direct lease space, NeoGenesis Pharmaceuticals, Inc. sub-leases 12,262 SF from Advanced Inhalation Research, and therefore occupies 31.3% of the building.

THE 840 MEMORIAL DRIVE LOAN

     THE LOAN. The fourth largest loan (the "840 Memorial Drive Loan") as evidenced by the Promissory Note (the "840 Memorial Drive Note") is secured by a first priority Mortgage and Security Agreement (the "840 Memorial Drive Mortgage") encumbering the 128,793 square foot "urban" office building known as 840 Memorial Drive, located in Cambridge, Massachusetts (the "840 Memorial


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

Drive Property"). The 840 Memorial Drive Loan was originated on January 14, 2004 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is Rivertech Associates II, LLC, a Delaware limited liability company (the "840 Memorial Drive Borrower") that owns no material asset other than the 840 Memorial Drive Property and related interests. The sponsor of the 840 Memorial Drive Loan is the Abbey Group.

     THE PROPERTY. The 840 Memorial Drive Property is located in Cambridge, Massachusetts along Memorial Drive between River Street and Western Avenue. The 840 Memorial Drive Property was originally constructed in 1980 and renovated in 2000 and 2001. It consists of a 128,793 square foot, five-story biotechnology lab/office building. The building offers significant infrastructure associated with lab space with an approximately 70% lab/30% office build-out ratio. The 840 Memorial Drive Property is situated on approximately 1.2 acres and includes 242 parking spaces.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                             # OF        AVERAGE BASE      % OF TOTAL     CUMULATIVE     % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET      % OF SF        RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING        ROLLING           ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant               --               --               --             --               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2004                --               --               --             --               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2005                 1           $43.71              30%            30%              25%                 25%
------------------------------------------------------------------------------------------------------------------------------
          2006                --               --               --            30%               --                 25%
------------------------------------------------------------------------------------------------------------------------------
          2007                 3           $56.71              30%            60%              33%                 58%
------------------------------------------------------------------------------------------------------------------------------
          2008                --               --               --            60%               --                 58%
------------------------------------------------------------------------------------------------------------------------------
          2009                 4           $52.00              40%           100%              41%                 99%
------------------------------------------------------------------------------------------------------------------------------
          2010                --               --               --           100%               --                 99%
------------------------------------------------------------------------------------------------------------------------------
          2011                 1           NAP(1)               0%           100%               1%                100%
------------------------------------------------------------------------------------------------------------------------------
          2012                --               --               --           100%               --                100%
------------------------------------------------------------------------------------------------------------------------------
          2013                --               --               --           100%               --                100%
------------------------------------------------------------------------------------------------------------------------------
     2014 & Beyond            --               --               --           100%               --                100%
------------------------------------------------------------------------------------------------------------------------------

(1) The Sprint Spectrum lease is for antenna space on the rooftop not included in the total building area.

     PROPERTY MANAGEMENT. The 840 Memorial Drive Property is managed by Rivertech Associates Management, LLC. The management agreement is subordinate to the 840 Memorial Drive Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The 840 Memorial Drive Borrower may obtain financing for equipment and other personal property used at the 840 Memorial Drive Property with annual payments not exceeding $200,000 in the aggregate; provided that such indebtedness may not be outstanding more than sixty days past the date incurred and must be incurred in the ordinary course of business.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the 840 Memorial Drive Loan and the 840 Memorial Drive Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 4 - 840 MEMORIAL DRIVE
--------------------------------------------------------------------------------






                    [3 PHOTOS OF 840 MEMORIAL DRIVE OMITTED]







This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 4 - 840 MEMORIAL DRIVE
--------------------------------------------------------------------------------













              [MAP INDICATING 840 MEMORIAL DRIVE LOCATION OMITTED]











This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 5 - GREAT HALL EAST PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                $42,680,000

CUT-OFF DATE BALANCE:            $42,680,000

SHADOW RATING (MOODY'S/S&P):     A2 / A

FIRST PAYMENT DATE:              11/01/2003

INTEREST RATE:                   4.870%

AMORTIZATION:                    Interest Only

ARD:                             10/01/2008

HYPERAMORTIZATION:               Yes

MATURITY DATE:                   10/01/2033

EXPECTED ARD BALANCE:            $42,680,000

SPONSOR:                         Inland Retail Real Estate Trust Inc.

INTEREST CALCULATION:            30/360

CALL PROTECTION:                 Lockout until September 30, 2006. In connection
                                 with any voluntary prepayment, the borrower must pay a premium equal to the greater of a yield maintenance premium and 1% of the principal balance if prepayment occurs prior to September 1, 2008.

LOAN PER SF(1):                  $50.06

UP-FRONT RESERVES:               None

ONGOING RESERVES(2):             RE Tax:       Springing

                                 Insurance:    Springing

                                 Cap Ex:       Springing

LOCKBOX(3):                      Springing to Soft then to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Portfolio of 7 assets

PROPERTY TYPE:                   Retail

PROPERTY SUB-TYPE:               Big Box

LOCATIONS:                       Greenville, SC; Alliance, OH; Worcester, MA;
                                 Steubenville, OH; Cullman, AL; Cincinnati, OH;
                                 West Chester, OH

YEARS BUILT/RENOVATED:           See table

OCCUPANCY(1) (4):                100.0%

SQUARE FOOTAGE:                  852,598

THE COLLATERAL:                  A portfolio of seven big box retail properties

OWNERSHIP INTEREST:             Fee
                                                       LEASE
MAJOR TENANTS(5):              % NRSF    RENT PSF    EXPIRATION
----------------               ------    --------    ----------
Greenville, SC: Wal-Mart       23.5%      $6.36      2/10/2018

Alliance, OH: Wal-Mart         23.5%      $5.95      10/28/2017

Worcester, MA: Sam's Club      12.7%      $10.35     9/30/2013

Steubenville, OH: Lowe's       15.3%      $6.68      2/28/2016

Cullman, AL: Lowe's            11.9%      $6.74      11/30/2015

Cincinnati, OH: Kroger          6.6%      $9.83      11/30/2015

West Chester, OH: Kroger        6.6%      $6.23      3/31/2018

PROPERTY MANAGEMENT:             Inland Mid-Atlantic Management Corp.
                                 (Greenville, SC; Alliance, OH; Worcester, MA;
                                 Steubenville, OH; Cincinnati, OH; West Chester,
                                 OH) and Inland Southern Management Corp.
                                 (Cullman, AL)

U/W NET OP. INCOME(1):           $5,740,660

U/W NET CASH FLOW(1):            $5,717,481

APPRAISED VALUE(1):              $84,770,000

CUT-OFF DATE LTV(1):             50.3%

ARD LTV(1):                      50.3%

DSCR(1):                         2.75x
--------------------------------------------------------------------------------

(1) Loan balance per SF, Occupancy, U/W Net Operating Income, U/W Net Cash Flow, Appraised Value, Cut-off Date LTV, ARD LTV and DSCR are all calculated on a combined basis for the seven properties.

(2) Tax and insurance reserves spring if the borrower fails to provide evidence of payment. Cap Ex reserve springs if any required repairs are not completed within six months of closing or if the borrower fails to provide evidence of property maintenance.

(3) Soft Lockbox is triggered upon the DSCR falling below 1.75x or if the loan is not repaid by April 1, 2008. Hard lockbox is triggered if (1) the DSCR falls below 1.25x, (2) the loan is not repaid by the ARD, (3) there is an event of default, or (4) the bankruptcy of the borrower or the property manager occurs, the borrower is required to establish a Soft Lockbox (if not previously established), and to sweep money


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


     daily from the clearing bank to a cash management account controlled by the lender. For a cash sweep triggered by the DSCR falling below 1.25x, such cash sweep may be terminated (not more than twice during the term of the loan) if the DSCR for the preceding six month period is greater than or equal to 1.35x for two complete, consecutive calendar quarters.

(4) Occupancy is based on rent rolls dated August 1, 2003 for all seven properties.

(5) Major tenants and percentages of NRSF are based upon the total square footage for all seven retail properties.


THE GREAT HALL EAST PORTFOLIO LOAN

     THE LOAN. The fifth largest loan (the "Great Hall East Portfolio Loan") is evidenced by seven promissory notes and is secured by cross-collateralized and cross-defaulted first priority mortgages and assignments of leases on seven big box retail properties located in Greenville, SC ("Wal-Mart Greenville Property"), Alliance, OH ("Wal-Mart Alliance Property"), Worcester, MA ("Sam's Club Worcester Property"), Steubenville, OH ("Lowe's Steubenville Property"), Cullman, AL ("Lowe's Cullman Property"), Cincinnati, OH ("Kroger Cincinnati Property"), and West Chester, OH ("Kroger West Chester Property") (collectively, the "Great Hall East Portfolio Properties"). The Great Hall East Portfolio Loan was originated on September 19, 2003 by Bear Stearns Commercial Mortgage, Inc.

     THE BORROWER. The Great Hall East Portfolio Loan was made to seven borrowers (the collectively, the "Great Hall East Portfolio Borrowers"): Inland Southeast Greenville Woodruff, LLC (Greenville, SC); Inland Southeast Alliance, LLC (Alliance, OH); Inland Southeast Barber, LLC (Worcester, MA); Inland Southeast Steubenville, L.L.C. (Steubenville, OH); Inland Southeast Cullman, LLC (Cullman, AL); Inland Southeast Colerain, LLC (Cincinnati, OH); and Inland Southeast West Chester, LLC (West Chester, OH). Each of the Great Hall East Borrowers is a Delaware limited liability company. No borrower owns any material assets other than its respective property. All Great Hall East Portfolio Properties are cross-collateralized and cross-defaulted. Each Great Hall East Portfolio Loan Borrower is wholly owned, directly or indirectly, by Inland Retail Real Estate Limited Partnership which is controlled by Inland Retail Real Estate Trust, Inc. (IRRETI) which reported total assets of $3.746 billion as of September 30, 2003. The principals of the Inland Group, Inc. formed Inland Retail Real Estate Trust, Inc. as well as many of the affiliated and advisory groups involved in Inland's various real estate activities. The Inland Group, Inc., together with its subsidiaries and affiliates, is a fully-integrated real estate company providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction finance and other related services. As of July 2003, the Inland Real Estate Group of Companies employed more than 1,024 people and managed over $5 billion in assets and more than 60 million square feet of commercial property.

     THE PROPERTIES.

     The Wal-Mart Greenville Property, located in Greenville, SC, is a 200,084 square foot free standing Wal-Mart Supercenter (Wal-Mart is currently rated "AA" by S&P and Fitch, "Aa2" by Moody's) constructed in 1998 and 100% leased until 2018, with 6, five-year options at the current rent. The property was built as a Wal-Mart Supercenter prototype store which offers both general merchandise as well as a food and grocery business. Also included in this store is a Garden Center, Tire & Lube Automotive Service Center, a Vision Center, a 1-hour Photo Center, a Portrait Studio, a Pharmacy, and a Maternity Center. The property is located off Woodruff Road, which is a heavily developed retail thoroughfare with a concentration of national retailers including the 800,000 square foot Greenville Mall and the 1,258,000 square foot, Haywood Mall. The property is situated on approximately 24 acres less than one mile east of Interstates 85 and 385 and includes approximately 1,002 parking spaces.

     The Wal-Mart Alliance Property is located in Alliance, Stark County, northeastern Ohio. The property is a 200,084 square foot free standing Wal-Mart Supercenter constructed in 1997 and 100% leased until 2017, with 6, five-year options at the current rent. The store was built as a Wal-Mart Supercenter prototype and is located on U.S. Highway 62 (West State Street), a four-lane thoroughfare and is shadow anchored by a Lowe's Home Improvement Center and the Carnation Shopping Mall (anchored by JC Penney and Peebles), which are not included in the Great Hall East Portfolio Loan collateral. The property is situated on approximately 19 acres along the south side of West Street and includes approximately 1,000 parking spaces.

     The Sam's Club Worcester Property, located in Worchester, MA, is a 107,929 square foot free standing Sam's Club store constructed in 1991 and 100% leased (lease guaranteed by parent company Wal-Mart) until 2013 with 10, five-year options at the current rent. The property is located on Barber Avenue and is situated approximately 1/2 mile between Interstates 190 and 290.

     The Lowe's Steubenville Property is located in Steubenville, OH approximately 37 miles west of Pittsburgh. The Property consists of a 130,497 square foot Lowe's Home Center prototype which was constructed in 1996 and is 100% leased (lease guaranteed by Lowe's Companies, Inc which is rated "A" by S&P, "A2" by Moody's and "A" by Fitch) until 2016 with 4, five-year options. The


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

property is located on Mall Drive within 1/2 mile of the regional Fort Steuben Mall, which is anchored by Sears, JC Penney, Kaufmann's, and is shadow anchored by a Wal-Mart Supercenter, which are not included in the Great Hall East Portfolio Loan collateral.

     The Lowe's Cullman Property, located in Cullman, AL, is a 101,287 square foot stand alone Lowe's Home Center prototype constructed in 1995 and 100% leased (lease guaranteed by Lowe's Companies, Inc which is rated "A" by S&P, "A2" by Moody's and "A" by Fitch) until 2015 with 6, five-year options. The property is located on a major thoroughfare on the northwest side of Cherokee Avenue (Alabama Highway 69), within the southern area of Cullman, which is approximately equidistant from Huntsville (45 miles north) and Birmingham (50 miles south). Located proximate to the Lowe's Cullman Property is a recently built Wal-Mart Supercenter, Arby's, Chick-Fil-A, Zaxby's, and various in-line retailers.

     The Kroger Cincinnati Property, located in Cincinnati, OH (Kroger's headquarters location), is a 56,634 square foot freestanding grocery store constructed in 1991 and currently 100% leased by Kroger (rated "BBB" by S&P and Fitch and "Baa3" by Moody's). The initial lease period expires in 2015 with 6, five year renewal options at the current rent. The property is located approximately 8 miles north of the Cincinnati's Central Business District (CBD) on Colerain Avenue (US Higway 27), which is the main retail thoroughfare in western Cincinnati.

     The Kroger West Chester Property, located in West Chester, Liberty Township, OH, is a 56,083 square foot freestanding grocery store constructed in 1997 and currently 100% leased by Kroger. The initial lease period expires in 2018 with 6, five year renewal options. The property is located on the west side of Cincinnati-Dayton Road near the intersection with Hamilton Mason Road approximately 20 miles north of the Cincinnati CBD. The Cincinnati-Dayton Road is a major commercial thoroughfare in Butler County, which interchanges with Interstate 75 and Interstate 275 which are south of the property.

----------------------------------------------------------------------------------------------------------------------------------
                                    ALLOCATED LOAN AMT/
                                    EXPECTED MATURITY     PROPERTY     OWNERSHIP   YEAR BUILT/
PROPERTY                                 BALANCE            TYPE       INTEREST     RENOVATED   OCCUPANCY      SQUARE FOOTAGE
----------------------------------------------------------------------------------------------------------------------------------
Wal-Mart Greenville, SC           $9,048,160/$9,048,160    Retail         Fee      1998 / NAP      100%            200,084
----------------------------------------------------------------------------------------------------------------------------------
Wal-Mart Alliance, OH             $8,450,640/$8,450,640    Retail         Fee      1997 / NAP      100%            200,084
----------------------------------------------------------------------------------------------------------------------------------
Sam's Club Worcester, MA          $7,938,480/$7,938,480    Retail         Fee      1991 / NAP      100%            107,929
----------------------------------------------------------------------------------------------------------------------------------
Lowe's Steubenville, OH           $6,060,560/$6,060,560    Retail         Fee      1996 / NAP      100%            130,497
----------------------------------------------------------------------------------------------------------------------------------
Lowe's Cullman, AL                $4,737,480/$4,737,480    Retail         Fee      1995 / NAP      100%            101,287
----------------------------------------------------------------------------------------------------------------------------------
Kroger Cincinnati, OH             $3,969,240/$3,969,240    Retail         Fee      1991 / NAP      100%             56,634
---------------------------------------------------------------------------------------------------------------------------------
Kroger West Chester, OH           $2,475,440/$2,475,440    Retail         Fee      1997 / NAP      100%             56,083
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
----------------------------------------------------------------------------------------------------------------------------------
                                      WEIGHTED AVERAGE     % OF TOTAL                       % OF TOTAL BASE     CUMULATIVE % OF
                      # OF LEASES     BASE RENT PER SF    SQUARE FEET    CUMULATIVE % OF     RENTAL REVENUE    TOTAL BASE RENTAL
       YEAR             ROLLING           ROLLING           ROLLING         SF ROLLING          ROLLING         REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------------
      Vacant                --               --                 --                --                  --               --
----------------------------------------------------------------------------------------------------------------------------------
       2004                 --               --                 --                --                  --               --
----------------------------------------------------------------------------------------------------------------------------------
       2005                 --               --                 --                --                  --               --
----------------------------------------------------------------------------------------------------------------------------------
       2006                 --               --                 --                --                  --               --
----------------------------------------------------------------------------------------------------------------------------------
       2007                 --               --                 --                --                  --               --
----------------------------------------------------------------------------------------------------------------------------------
       2008                 --               --                 --                --                  --               --
----------------------------------------------------------------------------------------------------------------------------------
       2009                 --               --                 --                --                  --               --
----------------------------------------------------------------------------------------------------------------------------------
       2010                 --               --                 --                --                  --               --
----------------------------------------------------------------------------------------------------------------------------------
       2011                 --               --                 --                --                  --               --
----------------------------------------------------------------------------------------------------------------------------------
       2012                 --               --                 --                --                  --               --
----------------------------------------------------------------------------------------------------------------------------------
       2013                  1             $10.35              13%               13%                 18%               18%
----------------------------------------------------------------------------------------------------------------------------------
   2014 & Beyond             6             $6.61               87%              100%                 82%              100%
----------------------------------------------------------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

     PROPERTY MANAGEMENT. The Great Hall East Portfolio Properties are managed by Inland Mid-Atlantic Management Corp. (Greenville, SC; Alliance, OH; Worcester, MA; Steubenville, OH; Cincinnati, OH; West Chester, OH) and Inland Southern Management Corp. (Cullman, AL), each of which is affiliated with the Great Hall East Portfolio Borrowers.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. After the lockout period, subject to satisfaction of certain conditions including that the debt service coverage ratio on the remaining properties is not less than the greater of (a) 2.65x and (b) the DSCR prior to release, and the loan to value ratio on the remaining properties does not exceed 60%, the Great Hall East Portfolio Borrowers can obtain a release of any one or more of the Great Hall East Portfolio Properties by prepaying, together with the required prepayment premium, 115% of the allocated loan amount.

     PROPERTY SUBSTITUTION. Prior to the anticipated repayment date and subject to satisfaction of certain conditions in the mortgage loan documents, the Great Hall East Portfolio Borrowers can substitute a replacement property for a Great Hall East Portfolio Property as collateral for the Great Hall East Portfolio Loan.

     Certain additional information regarding the Great Hall East Portfolio Loan and the Great Hall East Portfolio Properties is set forth on Appendix II hereto.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 5 - GREAT HALL EAST PORTFOLIO
--------------------------------------------------------------------------------





                 [3 PHOTOS OF GREAT HALL EAST PORTFOLIO OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14



--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 5 - GREAT HALL EAST PORTFOLIO
--------------------------------------------------------------------------------







          [MAP INDICATING GREAT HALL EAST PORTFOLIO LOCATIONS OMITTED]









This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 6 - SAN ANTONIO OFFICE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:             $35,150,000

CUT-OFF DATE BALANCE:         $35,150,000

SHADOW RATING (MOODY'S/S&P):  NAP

FIRST PAYMENT DATE:           2/01/2004

INTEREST RATE:                5.218%

AMORTIZATION:                 Interest Only

ARD:                          NAP

HYPERAMORTIZATION:            NAP

MATURITY DATE:                1/01/2009

EXPECTED MATURITY BALANCE:    $35,150,000

SPONSORS:                     Urdang & Associates and Griffin Partners, Inc.

INTEREST CALCULATION:         Actual/360

CALL PROTECTION:              Open to prepayment with a yield maintenance
                              premium, through October 31, 2008. Prepayable without penalty from and after November 1, 2008.

LOAN PER SF:                  $58.17

UP-FRONT RESERVES(1):         RE Tax:                       $209,814

                              Insurance:                    $24,057

                              Deferred Maintenance:         $2,500

                              Cap Ex:                       $10,071

                              TI/LC/Free Rent:              $736,305

                              Environmental Escrow:         $1,500

                              Tenant Escrow:                $1,410,145

ONGOING RESERVES:             RE Tax:                       $104,907 / month

                              Insurance:                    $9,389 / month

                              Cap Ex:                       $10,071 / month

                              TI/LC:                        $50,357 / month

LOCKBOX(2):                   Soft then to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Portfolio of 3 assets

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Suburban

LOCATION:                      San Antonio, TX

YEAR BUILT/RENOVATED:          See table

OCCUPANCY(3):                  82.4%

SQUARE FOOTAGE:                604,283

THE COLLATERAL:                A portfolio of three suburban office properties

OWNERSHIP INTEREST:            Fee

                                                                 LEASE
MAJOR TENANTS(4)                         % NRSF   RENT PSF     EXPIRATION
----------------                         ------   --------     ----------
Argonaut Insurance - Union Square         7.6%     $20.53       5/31/2012

                                          0.6%     $21.60       6/1/2013

U.S. Government - Northwest Center        5.4%     $18.47       2/28/2004

Frost & Sullivan - Northwest Center       3.1%     $19.00       6/30/2008


PROPERTY MANAGEMENT:             Griffin Partners, Inc.

U/W NET OP. INCOME:            $4,966,807

U/W NET CASH FLOW:             $4,024,069

APPRAISED VALUE:               $53,700,000

CUT-OFF DATE LTV:              65.5%

MATURITY DATE LTV:             65.5%

DSCR:                          2.16x
--------------------------------------------------------------------------------

(1) A Tenant escrow in the amount of $620,226 was established for the potential rollover of the U.S. Government lease at the Northwest Center Property. The escrow will be released to the borrower upon the receipt of a signed lease renewal. The borrower has executed and is awaiting the countersigned lease. Additionally, a new tenant escrow in the amount of $789,919 was established for a new lease signed

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

     with ASNA as tenant, not in occupancy at loan closing, at the Colonnade I Property. The new tenant escrow will be released to the borrower upon confirmation that ASNA is in occupancy and open for business.

(2) A Hard Lockbox trigger event is defined as (a) an event of default, (b) bankruptcy of the property manager, or (c) the lender's determination that the debt service coverage ratio is less than 1.05:1.0 based on the preceding 6 months NOI annualized.

(3)  Occupancy is based on the rent rolls dated February 5, 2004.

(4) Major tenants and percentage of NRSF are based upon the total square footage for all three office properties.

THE SAN ANTONIO OFFICE PORTFOLIO LOAN

     THE LOAN. The sixth largest loan (the "San Antonio Office Portfolio Loan"), is evidenced by one promissory note and is secured by cross-collateralized and cross-defaulted first priority deeds of trust and assignments of leases on three office buildings totaling 604,283 square feet located in San Antonio, Texas known as the Union Square Property, the Northwest Center Property, and the Colonnade I Property (collectively, the "San Antonio Office Portfolio Properties"). The San Antonio Office Portfolio Loan was originated on December 16, 2003 by Bear Stearns Commercial Mortgage, Inc.

     THE BORROWER. The San Antonio Office Portfolio Loan was made to three borrowers (collectively, the "San Antonio Office Portfolio Borrowers"): SAOP Union Square, L.P. (Union Square Property); SAOP Northwest Center, L.P. (Northwest Center Property); and SAOP Colonnade I, L.P. ( Colonnade I Property ). Each of the San Antonio Office Portfolio Borrowers is a single purpose entity with an independent director. A non-consolidation opinion as to each of the Borrowers was delivered at closing. No borrower owns any material assets other than its respective San Antonio Office Portfolio Property. All of the properties are cross-collateralized and cross-defaulted. The sponsors are Urdang & Associates and Griffin Partners, Inc. Urdang & Associates is an independently owned investment manager that was founded in 1987 and focuses exclusively on private and public real estate investments on behalf of large corporate and public pension funds, as well as other institutional investors. Over the past 15 years, Urdang & Associates has completed over $4 billion of real estate transactions, involving over 120 properties nationwide. Griffin Partners, Inc. is a Texas based real estate company which has been involved in the development, acquisition, and management of approximately 1.45 million square feet of office space over the past five years.

     THE PROPERTIES. The San Antonio Office Portfolio Properties consist of three multi-tenant class A/A- office buildings comprising a combined total of 604,283 square feet located in suburban San Antonio, Texas. Each of the properties is located approximately 8-9 miles from the San Antonio CBD. In total, the three properties are occupied by a diverse rent roll of approximately 80 tenants. The largest tenant, Argonaut Insurance, (rated BBB+ by S&P) occupies approximately 49,454 sf in the Union Square Property, representing approximately 25% of Union Square's physical space and approximately 8% of the overall portfolio. The Union Square Property is located adjacent to the San Antonio International Airport. The second largest tenant, the United States Government, occupies approximately 32,594 sf in the Northwest Center Property, representing approximately 14% of Northwest Center's physical space and 5% of the overall portfolio. No other tenant in the portfolio occupies more than approximately 3% of the physical space of the portfolio. Approximately 36% of the portfolio income is derived from credit rated tenants.

----------------------------------------------------------------------------------------------------------------------------------
                                ALLOCATED LOAN AMT /      PROPERTY     OWNERSHIP   YEAR BUILT
PROPERTY                     EXPECTED MATURITY BALANCE      TYPE       INTEREST    / RENOVATED   OCCUPANCY      SQUARE FOOTAGE
----------------------------------------------------------------------------------------------------------------------------------
Union Square                 $14,700,000 / $14,700,000     Office         Fee      1986 / NAP       91%            194,398
----------------------------------------------------------------------------------------------------------------------------------
Northwest Center             $12,750,000 / $12,750,000     Office         Fee      1984 / NAP       79%            241,248
----------------------------------------------------------------------------------------------------------------------------------
Colonnade I                   $7,700,000 / $7,700,000      Office         Fee      1983 / NAP       77%            168,637
----------------------------------------------------------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


----------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
----------------------------------------------------------------------------------------------------------------------------------
                                           AVERAGE BASE      % OF TOTAL      CUMULATIVE     % OF TOTAL BASE     CUMULATIVE % OF
                            # OF LEASES     RENT PER SF      SQUARE FEET      % OF SF        RENTAL REVENUES       TOTAL RENTAL
           YEAR               ROLLING         ROLLING          ROLLING        ROLLING            ROLLING         REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------------
          Vacant                 --             --                18%            18%                --                  --
----------------------------------------------------------------------------------------------------------------------------------
           MTM*                  17            $1.23               1%            19%                --                  --
----------------------------------------------------------------------------------------------------------------------------------
           2004                  25           $18.92              12%            31%               15%                 15%
----------------------------------------------------------------------------------------------------------------------------------
           2005                  20           $19.38              10%            42%               13%                 28%
----------------------------------------------------------------------------------------------------------------------------------
           2006                  15           $19.53              10%            51%               12%                 41%
----------------------------------------------------------------------------------------------------------------------------------
           2007                  13           $19.02               8%            59%               10%                 51%
----------------------------------------------------------------------------------------------------------------------------------
           2008                  12           $17.88              15%            74%               18%                 68%
----------------------------------------------------------------------------------------------------------------------------------
           2009                   7           $18.92               6%            81%                8%                 76%
----------------------------------------------------------------------------------------------------------------------------------
           2010                   5           $18.18               9%            90%               11%                 87%
----------------------------------------------------------------------------------------------------------------------------------
           2011                  --             --                 --            90%                --                 87%
----------------------------------------------------------------------------------------------------------------------------------
           2012                   3           $20.53               8%            98%               10%                 97%
----------------------------------------------------------------------------------------------------------------------------------
           2013                   1           $21.60               1%            98%                1%                 98%
----------------------------------------------------------------------------------------------------------------------------------
      2014 & Beyond               1           $18.00               2%           100%                2%                100%
----------------------------------------------------------------------------------------------------------------------------------

* Note: Rent roll includes multiple month-to-month tenants with minimal associated income.

     PROPERTY MANAGEMENT. The San Antonio Office Portfolio Properties are managed by Griffin Partners, Inc., an affiliate of one of the sponsors of the San Antonio Office Portfolio Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Subject to the satisfaction of certain conditions including that the debt service coverage ratio on the remaining properties is not less than the greater of (a) 1.10x and (b) the DSCR of all properties prior to release, and the then current loan to value ratio on the remaining properties does not exceed 65%, the San Antonio Office Portfolio Borrowers can obtain a release of any one or more of the San Antonio Office Portfolio Properties by prepaying, together with the required prepayment premium, 110% of the related allocated loan amount.

     Certain additional information regarding the San Antonio Office Portfolio Loan and the San Antonio Office Portfolio Properties is set forth on Appendix II hereto.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 6 - SAN ANTONIO OFFICE PORTFOLIO
--------------------------------------------------------------------------------











               [3 PHOTOS OF SAN ANTONIO OFFICE PORTFOLIO OMITTED]







This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 6 - SAN ANTONIO OFFICE PORTFOLIO
--------------------------------------------------------------------------------












         [MAP INDICATING SAN ANTONIO OFFICE PORTFOLIO LOCATIONS OMITTED]










This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14




--------------------------------------------------------------------------------
             MORTGAGE LOAN NO. 7 - 1401 & 1501 NOLAN RYAN EXPRESSWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:              $22,000,000

CUT-OFF DATE BALANCE:          $21,931,521

SHADOW RATING (MOODY'S/S&P):   NAP

FIRST PAYMENT DATE:            3/01/2004

INTEREST RATE:                 5.810%

AMORTIZATION:                  360 months

ARD:                           NAP

HYPERAMORTIZATION:             NAP

MATURITY DATE:                 2/01/2014

EXPECTED MATURITY BALANCE:     $18,587,594

SPONSORS:                      Lexington Corporate Properties Trust; Lexington
                               Acquiport Company, LLC; State of New York Common
                               Retirement

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               Lockout until the earlier of March 1, 2008 or 2
                               years after the REMIC "start-up" date with U.S.
                               Treasury defeasance permitted thereafter.
                               Prepayable without penalty from and after November 1, 2013.

LOAN PER SF:                   $93.81

UP-FRONT RESERVES(1):          Deferred Maintenance:        $ 40,775

ONGOING RESERVES(2):           TI/LC:                       Springing

                               Environmental:               Springing

LOCKBOX:                       None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Suburban

LOCATION:                      Arlington, TX

YEAR BUILT/RENOVATED:          2003 / NAP

OCCUPANCY(3):                  100.0%

SQUARE FOOTAGE:                233,783

THE COLLATERAL:                Newly constructed three-story, Class A office
                               building and a single-story, research and development facility

OWNERSHIP INTEREST:            Fee

                                                            LEASE
MAJOR TENANTS                    % NRSF      RENT PSF     EXPIRATION
-------------                    ------      --------     ----------
Siemans Dematic                  100.0%       $10.08       1/31/2014
Postal Automation L.P.

PROPERTY MANAGEMENT:           Trammell Crow/Dallas Fort Worth, LTD

U/W NET OP. INCOME:            $ 2,264,521

 U/W NET CASH FLOW:            $ 2,077,092

APPRAISED VALUE:               $ 30,125,000

CUT-OFF DATE LTV:              72.8%

MATURITY DATE LTV:             61.7%

DSCR:                          1.34x
--------------------------------------------------------------------------------

(1) In lieu of a parental guarantee, the tenant has posted a letter of credit ("LOC") throughout the lease term and any renewal terms. The LOC totals the remaining rent due under the lease (approx. $25.04M), and may be reduced every six months by the amount of base rent that has been paid in the previous 6 month time frame in accordance with the Siemens lease. JP Morgan is the LOC issuer, and the LOC has been assigned to the Lender.

(2) Beginning February 1, 2012 the Borrower shall either post a $2,150,000 letter of credit or begin monthly escrow payments of $89,583.33 until Lender receives acceptable evidence that the Tenant has exercised its extension option. Additionally, if the Borrower does not enter into the Texas Commission on Environmental Quality Voluntary Clean-up Program or obtain a proposal and sign a contract with an environmental consultant to evidence that they are progressing towards obtaining a No Further Action Letter by April 20, 2004, the Borrower will be required to submit $50,000 to be held by Lender as additional security.

(3)  Occupancy is based on the rent roll dated January 26, 2004.

1401 & 1501 NOLAN RYAN EXPRESSWAY LOAN

     THE LOAN. The seventh largest loan (the "1401 & 1501 Nolan Ryan Expressway Loan") as evidenced by a Deed of Trust Note (the "1401 & 1501 Nolan Ryan Expressway Note") is secured by a first priority Deed of Trust, Security Agreement and Assignment of Rents (the "1401 & 1501 Nolan Ryan Expressway Deed of Trust") encumbering a 1-story research and development building and a 3-

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

story office building located in Arlington, Texas. The 1401 & 1501 Nolan Ryan Expressway Loan was originated on January 26, 2004 by or on behalf of Principal Commercial Funding, LLC, a Delaware limited liability company ("PCF").

     THE BORROWER. The borrower is Lexington Arlington L.P., a Delaware limited partnership, qualified to do business in Texas as Lexington Arlington Property L.P. (the "1401 & 1501 Nolan Ryan Expressway Borrower"). The 1401 & 1501 Nolan Ryan Expressway Borrower is a single asset entity. The 1401 & 1501 Nolan Ryan Expressway Borrower's general partner is Lexington Arlington Manager LLC, a Delaware limited liability company, which holds a 0.5% interest as general partner with Lexington Acquiport Company II, LLC, a Delaware limited company, holding 99.5% interest as a limited partner and also acting as sole member of the general partner.

     THE PROPERTY. The 1401 & 1501 Nolan Ryan Expressway property located in Arlington, Texas, was originally constructed in 2003. The 1401 & 1501 Nolan Ryan Expressway property consists of a 3-story office building and a 1-story research & development building containing a total of 233,783 total leasable square feet located on 14.1 acres.

-----------------------------------------------------------------------------------------------------------------------------
                                                  LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------
                                     AVERAGE BASE       % OF TOTAL         CUMULATIVE    % OF TOTAL BASE    CUMULATIVE % OF
                     # OF LEASES      RENT PER SF       SQUARE FEET         % OF SF       RENTAL REVENUES      TOTAL RENTAL
       YEAR            ROLLING          ROLLING           ROLLING           ROLLING          ROLLING        REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------
      Vacant              --              --                 --                --              --                  --
-----------------------------------------------------------------------------------------------------------------------------
       2004               --              --                 --                --              --                  --
-----------------------------------------------------------------------------------------------------------------------------
       2005               --              --                 --                --              --                  --
-----------------------------------------------------------------------------------------------------------------------------
       2006               --              --                 --                --              --                  --
-----------------------------------------------------------------------------------------------------------------------------
       2007               --              --                 --                --              --                  --
-----------------------------------------------------------------------------------------------------------------------------
       2008               --              --                 --                --              --                  --
-----------------------------------------------------------------------------------------------------------------------------
       2009               --              --                 --                --              --                  --
-----------------------------------------------------------------------------------------------------------------------------
       2010               --              --                 --                --              --                  --
-----------------------------------------------------------------------------------------------------------------------------
       2011               --              --                 --                --              --                  --
-----------------------------------------------------------------------------------------------------------------------------
       2012               --              --                 --                --              --                  --
-----------------------------------------------------------------------------------------------------------------------------
       2013               --              --                 --                --              --                  --
-----------------------------------------------------------------------------------------------------------------------------
  2014 & Beyond            1            $10.08              100%             100%            100%                100%
-----------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The 1401 & 1501 Nolan Ryan Expressway property is managed by Trammell Crow/Dallas Fort Worth, Ltd. Company.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the 1401 & 1501 Nolan Ryan Expressway Loan and the 1401 & 1501 Nolan Ryan Expressway Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
             MORTGAGE LOAN NO. 7 - 1401 & 1501 NOLAN RYAN EXPRESSWAY
--------------------------------------------------------------------------------












              [PHOTO OF 1401 & 1501 NOLAN RYAN EXPRESSWAY OMITTED]





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


--------------------------------------------------------------------------------
             MORTGAGE LOAN NO. 7 - 1401 & 1501 NOLAN RYAN EXPRESSWAY
--------------------------------------------------------------------------------






       [MAP INDICATING 1401 & 1501 NOLAN RYAN EXPRESSWAY LOCATION OMITTED]











This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 8 - PAVILIONS II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:              $22,050,000

CUT-OFF DATE BALANCE:          $21,928,873

SHADOW RATING (MOODY'S/S&P):   NAP

FIRST PAYMENT DATE:            2/01/2004

INTEREST RATE:                 6.170%

AMORTIZATION:                  300 months

ARD:                           NAP

HYPERAMORTIZATION:             NAP

MATURITY DATE:                 1/01/2014

EXPECTED MATURITY BALANCE:     $17,226,229

SPONSORS:                      Ralph and Robb Horlacher

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               Lockout until the earlier of December 1, 2007 or
                               2 years after the REMIC "start-up" day, with U.S.
                               Treasury defeasance thereafter. Prepayable without penalty from and after July 1, 2013.

LOAN PER SF:                   $44.24

UP-FRONT RESERVES:             RE Tax:               $84,059

ONGOING RESERVES(1):           RE Tax:               $42,030 / month

                               Cap Ex:               $6,196 / month

                               TI/LC:                $17,867 / month

                               Ground rent:          $54,703 / month

LOCKBOX(2):                    Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Retail

PROPERTY SUB-TYPE:             Anchored

LOCATION:                      Scottsdale, AZ

YEAR BUILT/RENOVATED:          1990 / NAP

OCCUPANCY(3):                  97.6%

SQUARE FOOTAGE:                495,668

THE COLLATERAL:                17-building, single-story retail center

OWNERSHIP INTEREST:            Leasehold

                                                            LEASE
MAJOR TENANTS                    % NRSF      RENT PSF     EXPIRATION
-------------                    ------      --------     ----------
Mervyn's                           15.3%       $5.13      12/06/2011

JoAnn Etc.                         10.1%       $4.50       2/28/2012

Toys "R" Us                         9.2%       $2.87       1/31/2017

PROPERTY MANAGEMENT:           Tiarna Real Estate Services, Inc.

U/W NET OP. INCOME:            $2,520,690

U/W NET CASH FLOW:             $2,262,942

APPRAISED VALUE:               $31,600,000

CUT-OFF DATE LTV:              69.4%

MATURITY DATE LTV:             54.5%

DSCR:                          1.31x
--------------------------------------------------------------------------------

(1) The Borrower is required to escrow 1/12 of annual real estate taxes monthly. The amounts shown are the current monthly collections.

(2) A hard lockbox is in place. Upon occurrence of a Cash Sweep Period, all funds excess cash flow be swept into a cash management account. Cash Sweep Period means any period commencing (i) upon an Event of Default and continuing until such time, if any, as such Event of Default is cured or
     (ii) upon the DSCR equaling 1.10x or less and continuing until it is greater than such amount.

(3)  Occupancy is based on the rent roll dated December 31, 2003.

THE PAVILIONS II LOAN

     THE LOAN. The eighth largest loan (the "Pavilions II Loan") as evidenced by the Promissory Note (the "Pavilions II Note") is secured by a first priority Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Pavilions II Mortgage") encumbering the 495,668 square foot "big box" shopping center known as Pavilions II, located in Scottsdale, Arizona (the "Pavilions II Property"). The Pavilions II Loan was originated on December 1, 2003 by or on behalf of Morgan Stanley Mortgage Capital Inc.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


     THE BORROWER. The borrower is Spire South, L.L.C., a single-purpose, Arizona limited liability company (the "Pavilions II Borrower") that owns no material asset other than the Pavilions II Property and related interests. The Pavilions II Borrower is owned by managing member Rare Point South, Inc. (0.5%), which has one independent director, and PG Development II (99.5%), an Arizona limited partnership.

     THE PROPERTY. The Pavilions II Property is located on Indian Bend Road in Scottsdale, Arizona. The Pavilions II Property was originally constructed in 1990 and consists of a 495,668 square foot, single-level power shopping center comprised of 17 buildings. Seven of the tenants at the subject property own their respective spaces. The Pavilions II Property is anchored by Mervyn's, Toys "R" Us, Sports Authority, Circuit City and Marshalls. Pavilions II is situated on approximately 58.9 acres and contains 2,450 parking spaces. The Pavilions II Property is ground-leased by the Pavilions II Borrower from the Salt River Pima-Maricopa Indian Community, pursuant to a master ground lease that expires in 2053.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                             # OF        AVERAGE BASE      % OF TOTAL     CUMULATIVE     % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET       % OF SF       RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING         ROLLING           ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant                4               --               2%             2%                --                  --
------------------------------------------------------------------------------------------------------------------------------
          2004                 3           $15.70               2%             4%                3%                  3%
------------------------------------------------------------------------------------------------------------------------------
          2005                 4           $17.24               4%             8%                8%                 11%
------------------------------------------------------------------------------------------------------------------------------
          2006                 8           $12.92              15%            23%               23%                 34%
------------------------------------------------------------------------------------------------------------------------------
          2007                 3           $16.58               2%            25%                3%                 37%
------------------------------------------------------------------------------------------------------------------------------
          2008                 3           $14.72               4%            28%                6%                 43%
------------------------------------------------------------------------------------------------------------------------------
          2009                 1           $20.92               1%            29%                1%                 45%
------------------------------------------------------------------------------------------------------------------------------
          2010                 2            $9.21              16%            45%               17%                 62%
------------------------------------------------------------------------------------------------------------------------------
          2011                 1            $5.13              15%            60%                9%                 71%
------------------------------------------------------------------------------------------------------------------------------
          2012                 3            $7.15              16%            76%               13%                 84%
------------------------------------------------------------------------------------------------------------------------------
          2013                 3            $6.78              14%            90%               11%                 96%
------------------------------------------------------------------------------------------------------------------------------
     2014 & Beyond             2            $3.87              10%           100%                4%                100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The Pavilions II Property is managed by Tiarna Real Estate Services, Inc. The management agreement is subject and subordinate to the Pavilions II Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Pavilions II Loan and the Pavilions II Property is set forth on Appendix II hereto.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 8 - PAVILIONS II
--------------------------------------------------------------------------------





                       [4 PHOTOS OF PAVILIONS II OMITTED]






This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 8 - PAVILIONS II
--------------------------------------------------------------------------------













                 [MAP INDICATING PAVILIONS II LOCATION OMITTED]






This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 9 - GREENVILLE PLACE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:               $19,450,000

CUT-OFF DATE BALANCE:           $19,450,000

SHADOW RATING (MOODY'S/S&P):    Baa2 / BBB

FIRST PAYMENT DATE:             2/01/2004

INTEREST RATE:                  5.160%

AMORTIZATION:                   Interest only through January 1, 2009. Principal
                                and interest payments of $106,321.97 beginning
                                February 1, 2009 through maturity.

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  1/01/2014

EXPECTED MATURITY BALANCE:      $18,005,871

SPONSOR:                        Verino Pettinaro

INTEREST CALCULATION:           30/360

CALL PROTECTION:                Lockout until the later of December 30, 2006 or
                                2 years after the REMIC "start-up" day, with U.S. Treasury defeasance thereafter. Prepayable without penalty from and after December 1, 2013.

LOAN PER UNIT:                  $37,475.92

UP-FRONT RESERVES:              Cap Ex:             $978,719

                                RE Tax:             $115,421

                                Insurance:          $83,997

                                Deferred
                                Maintenance:        $21,281

ONGOING RESERVES: (1) (2)       RE Tax:             $16,489 / month

                                Insurance:          $7,636 / month

                                Cap Ex:             $10,826 / month

LOCKBOX:                        None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Multifamily

PROPERTY SUB-TYPE:              Garden

LOCATION:                       Greenville, DE

YEAR BUILT/RENOVATED:           1947/1953/1998

OCCUPANCY(3):                   86.7%

UNITS:                          519

THE COLLATERAL:                 Fifty-two 2-story apartment and garden style
                                multifamily buildings.

OWNERSHIP INTEREST:             Fee

PROPERTY MANAGEMENT:            Mid-Atlantic Realty Company, Inc.

U/W NET OP. INCOME:             $2,618,997

U/W NET CASH FLOW:              $2,489,247

APPRAISED VALUE:                $35,600,000

CUT-OFF DATE LTV:               54.6%

MATURITY DATE LTV:              50.6%

DSCR:                           2.45x
--------------------------------------------------------------------------------

(1) The Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. The amounts shown are the current monthly collections.

(2) Upon the occurrence and continuance of the DSCR falling below 1.10x on a 10% debt constant in any quarter during the term, the Borrower is required to deposit monthly capex reserves in the amount of $10,826. Cumulative deposits are capped, and the balance is required to be maintained at a minimum of $260,000. However, in the event the DSCR on a 10% debt constant, exceeds 1.29x for four consecutive quarters, monthly capex impounds will no longer be required and all funds held in the account will be returned to the Borrower.

(3)  Occupancy is based on the rent roll dated December 24, 2003.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


THE GREENVILLE PLACE LOAN

     THE LOAN. The ninth largest loan (the "Greenville Place Loan") as evidenced by the Promissory Note (the "Greenville Place Note") is secured by a first priority fee Mortgage and Absolute Assignment of Rents and Leases and Security Agreement (the "Greenville Place Mortgage") encumbering the multifamily complex known as Greenville Place Apartments, located in Greenville, Delaware (the "Greenville Place Property"). The Greenville Place Loan was originated on December 29, 2003 by or on behalf of Wells Fargo Bank, NA.

     THE BORROWER. The borrower is Greenville Place LLC, a Delaware limited liability company (the "Greenville Place Borrower") that owns no material asset other than the Greenville Place Property and related interests. The Greenville Place Borrower's sole managing member is Greenville MM LLC, which has a 1% ownership interest and is wholly owned by Verino Pettinaro. Mr. Pettinaro also holds 99% of the general and limited partnership interests of the 99% limited partnership entity, Greenville Place LP. Mr. Pettinaro is also the sponsor of the Greenville Place Loan.

     THE PROPERTY. The Greenville Place Property is located in a section of Christiana Hundred commonly known as Greenville, Delaware, at 248 Presidential Drive. The Greenville Place Property is sited in central New Castle County, which is approximately three miles northwest of the Wilmington central business district. The Greenville Place Property was originally constructed in phases between 1947 and 1953. It consists of a 519-unit apartment complex comprised of fifty-two 2-story apartment and townhouse style buildings located on 38.9 acres. Unit renovations at The Greenville Place Property have been on going since 1998.

     PROPERTY MANAGEMENT. The Greenville Place Property is managed by Mid-Atlantic Realty Company, which is affiliated with the Greenville Place Borrower. Mid-Atlantic Realty Company has successfully managed the Greenville Place Property since August 1989, and has subordinated the management agreement to the Greenville Place Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Greenville Place Loan and the Greenville Place Property is set forth on Appendix II hereto.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 9 - GREENVILLE PLACE APARTMENTS
--------------------------------------------------------------------------------














                 [PHOTO OF GREENVILLE PLACE APARTMENTS OMITTED]











This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 9 - GREENVILLE PLACE APARTMENTS
--------------------------------------------------------------------------------












          [MAP INDICATING GREENVILLE PLACE APARTMENTS LOCATION OMITTED]









This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 10 - HIRAM PAVILION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):            $25,100,000

CUT-OFF DATE BALANCE:           $19,369,215

SHADOW RATING (MOODY'S/S&P):    Baa1 / BBB

FIRST PAYMENT DATE:             9/01/2003

INTEREST RATE:                  4.510%

AMORTIZATION:                   Interest Only

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  8/01/2010

EXPECTED MATURITY BALANCE:      $19,369,215

SPONSOR:                        Inland Retail Real Estate Trust Inc.

INTEREST CALCULATION:           30/360

CALL PROTECTION:                Lockout until July 31, 2006. In connection with
                                any voluntary prepayment, the borrower must pay a premium equal to the greater of a yield maintenance premium and 1% of the principal balance if prepayment occurs prior to July 1, 2010.

LOAN PER SF:                    $58.05

UP-FRONT RESERVES:               None

ONGOING RESERVES(2):             RE Tax:           Springing

                                 Insurance:        Springing

                                 Cap Ex:           Springing

LOCKBOX(3):                      Springing to Soft then to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Retail

PROPERTY SUB-TYPE:               Anchored

LOCATION:                        Hiram, GA

YEAR BUILT/RENOVATED:            2001-2003 / NAP

OCCUPANCY(4):                    96.5%

SQUARE FOOTAGE:                  333,653

THE COLLATERAL:                  Multi-tenant, anchored retail power center

OWNERSHIP INTEREST:              Fee

                                                               LEASE
MAJOR TENANTS                      % NRSF       RENT PSF      EXPIRATION
-------------                      ------       --------      ----------
Kohl's                              26.0%        $4.15         1/01/2022

Goody's                             12.0%        $9.00         8/01/2016

Ross Dress for Less                 9.0%         $10.50        1/01/2012

PROPERTY MANAGEMENT:             Inland Southern Management Corp.

U/W NET OP. INCOME:              $2,825,369

U/W NET CASH FLOW:               $2,672,445

APPRAISED VALUE:                 $42,200,000

CUT-OFF DATE LTV:                45.9%

MATURITY DATE LTV:               45.9%

DSCR:                            3.06x
--------------------------------------------------------------------------------

(1) A principal paydown in the amount of $5,730,785 was effected on January 22, 2004.

(2) Tax reserves spring if the borrower fails to provide evidence of payment. Insurance reserves spring if the borrower fails to provide evidence of payment or maintain a blanket insurance policy. Cap Ex reserve springs if any required repairs are not completed within six months of closing or if the borrower fails to provide evidence of property maintenance.

(3) Upon the DSCR falling below 1.75x, the borrower is obligated to establish a clearing and cash management account. Thereafter, upon (a) an event of default, (b) bankruptcy of the borrower or property manager, or (c) the DSCR falls below 1.15x, the borrower is required to sweep money daily from the clearing bank to a cash management account controlled by the lender.

(4) Occupancy is based on the rent roll dated December 31, 2003.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


THE HIRAM PAVILION LOAN

     THE LOAN. The tenth largest loan (the "Hiram Pavilion Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the Hiram Pavilion retail property located in Hiram, Georgia (the "Hiram Pavilion Property"). The Hiram Pavilion Loan was originated on July 25, 2003 by Bear Stearns Commercial Mortgage, Inc.

     THE BORROWER. The borrower is Inland Southeast Hiram, L.L.C., a Delaware limited liability company (the "Hiram Pavilion Borrower") that owns no material assets other than the Hiram Pavilion Property. The beneficial interest of the Hiram Pavilion Borrower is wholly owned by Inland Retail Real Estate Trust, Inc. (IRRETI) which reported total assets of $3.746 billion as of September 30, 2003. The principals of the Inland Group, Inc. formed Inland Retail Real Estate Trust, Inc. as well as many of the affiliated and advisory groups involved in Inland's various real estate activities. The Inland Group, Inc. together with its subsidiaries and affiliates, is a fully-integrated real estate company providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction finance and other related services. As of July 2003, the Inland Real Estate Group of Companies employed more than 1,024 people and managed over $5 billion in assets and more than 60 million square feet of commercial property.

     THE PROPERTY. The Hiram Pavilion Property is a 333,653 square foot, anchored shopping center located in Hiram, Paulding County, Georgia. The property is situated on Jimmy Lee Smith Parkway (US Highway 278) just east of Hiram Acworth Highway (Georgia Highway 92) in a growing suburb northwest of Atlanta. Anchor tenants at the property consist of a 86,584 SF Kohl's (rated A-/A3/A by S&P/Moody's/Fitch) in addition to a 40,000 SF Goody's, a 30,187 SF Ross Dress for Less (rated BBB by S&P), a 30,000 SF Marshall's (parent TJX Cos. rated A/A3 by S&P/Moody's), a 23,828 SF Michael's and a 15,339 SF PETsMART. Other tenants include Pier 1, Famous Footwear, Dollar Tree and Washington Mutual. Approximately 44% of the GLA is occupied by investment grade rated tenants or their subsidiaries. In addition, the Hiram Pavilion Property is shadow anchored by a Super Target, Sam's Club, and Home Depot, which are not included in the Hiram Pavilion Loan collateral, as well as the presence of numerous other national and regional retailers in the immediate area. Current overall occupancy of the Hiram Pavilion Property is approximately 97%.

------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                             # OF        AVERAGE BASE      % OF TOTAL     CUMULATIVE     % OF TOTAL BASE    CUMULATIVE % OF
          YEAR              LEASES       RENT PER SF      SQUARE FEET       % OF SF       RENTAL REVENUES      TOTAL RENTAL
                            ROLLING        ROLLING          ROLLING         ROLLING          ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant                3              --                4%             4%               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2004                --              --                --             4%               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2005                --              --                --             4%               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2006                 1            $16.50              1%             4%               1%                  1%
------------------------------------------------------------------------------------------------------------------------------
          2007                 9            $18.27              5%             9%               9%                 11%
------------------------------------------------------------------------------------------------------------------------------
          2008                 7            $13.57              9%            18%              13%                 23%
------------------------------------------------------------------------------------------------------------------------------
          2009                --              --                --            18%               --                 23%
------------------------------------------------------------------------------------------------------------------------------
          2010                 1            $16.00              2%            20%               4%                 28%
------------------------------------------------------------------------------------------------------------------------------
          2011                 1            $7.50               9%            29%               7%                 35%
------------------------------------------------------------------------------------------------------------------------------
          2012                 6            $11.86             23%            52%              30%                 64%
------------------------------------------------------------------------------------------------------------------------------
          2013                 1            $14.70              3%            55%               5%                 69%
------------------------------------------------------------------------------------------------------------------------------
     2014 & Beyond             4            $6.41              45%           100%              31%                100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The Hiram Pavilion Property is managed by Inland Southern Management Corp., which is affiliated with the Hiram Pavilion Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Hiram Pavilion Loan and the Hiram Pavilion Property is set forth on Appendix II hereto.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 10 - HIRAM PAVILION
--------------------------------------------------------------------------------






                      [2 PHOTOS OF HIRAM PAVILION OMITTED]







This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 10 - HIRAM PAVILION
--------------------------------------------------------------------------------













                [MAP INDICATING HIRAM PAVILION LOCATION OMITTED]







This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $844,205,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP14


                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION


The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.




This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.